UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2017 through November 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer Floating
                                Rate Trust

--------------------------------------------------------------------------------
                                Annual Report | November 30, 2018
--------------------------------------------------------------------------------

                                Ticker Symbol:   PHD

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         44

Financial Highlights                                                         48

Notes to Financial Statements                                                50

Report of Independent Registered Public Accounting Firm                      65

Additional Information                                                       67

Approval of Investment Management Agreement                                  70

Trustees, Officers and Service Providers                                     75

                        Pioneer Floating Rate Trust | Annual Report | 11/30/18 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Floating Rate Trust | Annual Report | 11/30/18

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
November 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/18 3

Portfolio Management Discussion | 11/30/18

In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Trust during the 12-month period ended November 30, 2018. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended November 30, 2018?

A Pioneer Floating Rate Trust returned 3.34% at net asset value (NAV) and 3.34% at market price during the 12-month period ended November 30, 2018, while the Trust's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 3.47% at NAV. Unlike the Trust, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same 12-month period, the average return at NAV of the 41 closed end funds in Morningstar's Bank Loan Closed End Funds category (which may or may not be leveraged), was 3.46%, and the average return at market price of the 41 closed end funds in the same Morningstar category was 0.82%.

      The shares of the Trust were selling at a 13.62% discount to NAV on November 30, 2018. Comparatively, the shares of the Trust were selling at a 7.65% discount to NAV on November 30, 2017.

      The Trust's standardized, 30-day SEC yield was 6.18% on November 30,
      2018*.

Q How would you describe the investment environment for investing in bank loans during the 12-month period ended November 30, 2018?

A Entering the 12-month period, credit-sensitive areas of the bond market, including bank loans, continued to be supported by positive economic data. (Credit-sensitive, or spread-sensitive investments, such as high-yield corporate bonds and bank loans, are more vulnerable to default by the issuer, and/or the chance that a portion of the principal and interest will not be paid back to investors, than interest-rate-sensitive investments such as U.S. Treasuries.)

      Credit-market sentiment had received a boost as 2017 drew to a close with the passage of a U.S. tax reform package that included a lowering of the corporate tax rate, a one-time opportunity for companies to repatriate cash

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Annual Report | 11/30/18 held overseas on favorable terms, and a window during which companies could accelerate the expensing of capital investments. While U.S. gross domestic product (GDP) growth for the first quarter of 2018 came in at a relatively modest 2.2%, many analysts attributed the figure to seasonal factors. That view was confirmed as GDP for the second and third quarters came in at 4.2% and 3.5%, respectively. Second-quarter earnings results saw already robust corporate profits surprise to the upside for most companies, while the unemployment rate dipped below 4%.

      In addition to a strong fundamental backdrop for the credit markets, the attractiveness of bank loans as an asset class benefited from a rising-interest-rate environment during the period. The U.S. Federal Reserve System (the Fed) implemented four separate one-quarter-point increases to the target range for its overnight lending rate over the 12 months -- once in December 2017 and three times between January and September 2018. The increases put upward pressure on LIBOR reference rates, which are used to set the baseline for the yield on most bank loans. (LIBOR refers to London Interbank Offered Rate.)

      The impact of the Fed's rate hikes on loan yields was somewhat muted, however, as many borrowers have elected to tie payments to the one-month LIBOR of late, in lieu of the traditional three-month LIBOR. Increases in the one-month LIBOR rate were suppressed to a certain degree in the first half of the 12-month period, due to reduced demand for shorter-term investments, driven by the aforementioned 2017 tax reform legislation. The upward movement in loan yields was also constrained during the period by spread tightening and a favorable refinancing environment, as loan-market sentiment has been supported by a low default rate. (Loan spreads are the interest rates over and above the LIBOR rate charged to borrowers by banks.)

      Supply-and-demand factors were generally favorable for bank loans over the 12 months. For much of the period, new issuance stood at below year-ago levels, while there was strong institutional demand for yield, which benefited loan performance. This strong demand was reflected in robust formation of collateralized loan obligations (CLOs). In addition, retail loan mutual fund flows moved from negative in late 2017 to consistently positive as 2018 progressed; that trend began to reverse in early November, however, when the loan market began to see outflows.

      Against a strong fundamental backdrop for credit, lower-quality loans rated in the CCC and lower-B ranges generally outperformed higher-rated loans over the full 12-month period.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/18 5

Q What factors had the biggest effects on the Trust's performance relative to the S&P/LSTA Index during the 12-month period ended November 30, 2018?

A The Trust's allocations across various industries and sectors were a modest positive factor in benchmark-relative performance for the period. A moderate portfolio underweight to retailers and a significant underweight to the business services & equipment sector were positive contributors to benchmark-relative returns, while a moderate overweight to food products and a moderate underweight to hotels & casinos detracted from the Trust's benchmark-relative performance.

      With regard to security selection, loans within the health care, chemical, and surface transport industries aided the Trust's benchmark-relative results, while selection within the non-ferrous metals and minerals, and oil & gas sectors detracted from relative performance.

      The Trust's positioning with respect to lower-quality loan rating categories was essentially a neutral factor in benchmark-relative results.

      Loans held in the portfolio that contributed positively to the Trust's benchmark-relative returns during the period were led by vitamin and nutritional-supplement company Alphabet Holding (aka Nature's Bounty), retailer PetSmart, inland marine shipping company Commercial Barge Line, office supply chain Staples, commercial insurance broker Confie Seguros, and global trade logistics firm Livingston International.

      The portfolio experienced no defaults during the 12-month period; however, there were some loan holdings that detracted from the Trust's benchmark-relative performance, including the loans to food service industry vendor CTI Foods, ATM and point-of-sale technology firm Diebold Nixdorf, in-store marketing and promotion company Catalina (aka Checkout Holdings), oil & gas exploration company Gavilan Resources, food distributor United Natural Foods, and yogurt company Chobani.

      Finally, small out-of-benchmark portfolio positions in high-yield corporate bonds and insurance-linked securities (ILS) -- which are issued by insurers to mitigate the impact of claims paid out in the wake of natural disasters -- detracted slightly from the Trust's benchmark-relative performance during the 12-month period.

Q How did the level of leverage in the Trust change over the 12-month period ended November 30, 2018?

A     The Trust employs leverage through a revolving credit facility.

      At the end of the 12-month period on November 30, 2018, 32.5% of the Trust's total managed assets were financed by leverage, compared with 31.8% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2017. The absolute amount of funds borrowed

6 Pioneer Floating Rate Trust | Annual Report | 11/30/18 by the Trust did not change during the period. The increase in the percentage of leveraged funds was the result of a reduction of the aggregate net asset value of the Trust's holdings.

Q Did the Trust have any investments in derivative securities during the 12-month period ended November 30, 2018? If so, did the derivatives have any material effect on benchmark-relative results?

A We invested the Trust in high-yield bond credit-default swap indices during the period, principally to maintain a small basket of liquid investments in the portfolio that can provide short-term income on cash that we may invest tactically as opportunities arise. The derivatives had no material impact on benchmark-relative performance.

Q Did the Trust's distributions to shareholders change during the 12-month period ended November 30, 2018?

A     No. The Trust's distributions were unchanged over the 12-month period.

Q What is your investment outlook and how are you positioning the Trust's portfolio heading into a new fiscal year?

A The default rate on bank loans for the 12-month period ended November 30, 2018, was 1.61% by loan volume. This represented a 13-month low and was below the historical average of slightly over 3%. The default rate by number of issuers was 1.56%, also below the long-term average. We view current loan-market fundamentals as positive and expect defaults to remain manageable.

      At the end of November 2018, the Trust's portfolio had only a modest out-of-benchmark exposure to high-yield corporates, as we view the interest-rate environment as more favorable for bank loans. The Trust's portfolio also had a small position in ILS as of November 30th, based on the diversification** effects such securities can provide.

      We believe that bank loans have demonstrated their value in a rising-rate environment, as they substantially outperformed both high-yield and investment-grade corporate bonds over the 12-month period ended November 30, 2018. The loan market has recently seen an uptick in the amount of leverage utilized in buyout activity, and we have refrained from having the Trust participate in a number of the more-levered deals. Our recent purchases have instead been focused within the broadcast, oil & gas, and financial intermediary loan-market segments. We are also emphasizing investments in the loans of borrowers with strong cash flows, which may help ensure that they can pay their obligations in the event interest rates rise meaningfully from here, or if overall conditions weaken.

**    Diversification does not assure a profit nor protect against loss.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/18 7

      More broadly, we believe there has been a growing disconnect between the market's expectations for lower future GDP growth and inflation, and the Fed's view of the likely extent of future rate increases, as evidenced in its recent "dot plot" (a chart which displays the view of each Federal Open Market Committee member as to the direction of the federal funds rate in the coming two years). The weaker sentiment with respect to economic growth and inflation has led to the recent outflows in the loan asset class. As noted earlier, however, the Fed was expected to raise interest rates again in December, a positive factor for loans given the floating-rate nature of the asset class.

      We believe a December rate increase, a somewhat benign default forecast in the 2% to 2.5% range, and solid levels of CLO formation can provide a reasonably constructive backdrop for bank loans heading into 2019.

Please refer to the Schedule of Investments on pages 13-43 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities which may be less liquid or illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

8 Pioneer Floating Rate Trust | Annual Report | 11/30/18

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/18 9

Portfolio Summary | 11/30/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                90.8%
Corporate Bonds                                                             4.0%
U.S. Government and Agency Obligations                                      2.2%
Insurance-Linked Securities                                                 1.7%
Investment Companies                                                        1.1%
Asset Backed Security                                                       0.1%
Common Stocks                                                               0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 12/26/18                                                                       1.26%
-------------------------------------------------------------------------------------------------------------
 2. Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
    Term B Loan, 4.095% (LIBOR + 175 bps), 11/7/23                                                      0.76
-------------------------------------------------------------------------------------------------------------
 3. American Airlines, Inc., 2018 Replacement Term Loan, 4.072%
    (LIBOR + 175 bps), 6/27/25                                                                          0.63
-------------------------------------------------------------------------------------------------------------
 4. Scientific Games International, Inc., Initial Term B-5 Loan, 5.216%
    (LIBOR + 275 bps), 8/14/24                                                                          0.62
-------------------------------------------------------------------------------------------------------------
 5. Valeant Pharmaceuticals International, Inc., Initial Term Loan, 5.314%
    (LIBOR + 300 bps), 6/2/25                                                                           0.57
-------------------------------------------------------------------------------------------------------------
 6. Sprint Communications, Inc., Initial Term Loan, 4.875% (LIBOR + 250 bps), 2/2/24                    0.57
-------------------------------------------------------------------------------------------------------------
 7. BCP Raptor II LLC, Initial Term Loan, 7.143% (LIBOR + 475 bps), 11/3/25                             0.57
-------------------------------------------------------------------------------------------------------------
 8. CenturyLink, Inc., Initial Term B Loan, 5.095% (LIBOR + 275 bps), 1/31/25                           0.56
-------------------------------------------------------------------------------------------------------------
 9. Staples, Inc., Term Loan B, 6.541% (LIBOR + 400 bps), 9/12/24                                       0.54
-------------------------------------------------------------------------------------------------------------
10. Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term Loan, 4.623%
    (LIBOR + 225 bps), 6/14/21                                                                          0.54
-------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Prices and Distributions | 11/30/18

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               11/30/18                  11/30/17
--------------------------------------------------------------------------------
Market Value                    $10.40                    $11.47
--------------------------------------------------------------------------------
(Discount)                      (13.62)%                   (7.65)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               11/30/18                  11/30/17
--------------------------------------------------------------------------------
Net Asset Value                 $12.04                    $12.42
--------------------------------------------------------------------------------

Distributions per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment       Short-Term         Long-Term
                           Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
12/1/17-11/30/18          $0.7200              $ --               $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                11/30/18                11/30/17
--------------------------------------------------------------------------------
30-day SEC Yield                  6.18%                   5.49%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 11

Performance Update | 11/30/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of November 30, 2018)
--------------------------------------------------------
                 Net
                 Asset                   S&P/LSTA
                 Value       Market      Leveraged
Period           (NAV)       Price       Loan Index
--------------------------------------------------------
10 Years         11.35%      12.20%      8.52%
5 Years           4.76        2.78       3.68
1 Year            3.34       -3.34       3.47
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Floating      S&P/LSTA Leveraged
           Rate Trust            Loan Index
11/08           $10,000          $10,000
11/09           $19,101          $14,295
11/10           $23,423          $16,007
11/11           $24,033          $16,370
11/12           $27,795          $17,901
11/13           $27,563          $18,908
11/14           $26,922          $19,544
11/15           $27,274          $19,370
11/16           $31,617          $20,872
11/17           $32,702          $21,896
11/18           $31,610          $22,656

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Schedule of Investments | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 149.8%
                         SENIOR SECURED FLOATING RATE LOAN
                         INTERESTS -- 134.7% of Net Assets*(a)
                         Aerospace & Defense -- 5.1%
      894,394            Accudyne Industries Borrower SCA/Accudyne Industries
                         LLC (fka Silver II US Holdings LLC), Initial Term Loan,
                         5.345% (LIBOR + 300 bps), 8/18/24                                    $     883,214
      831,600            Air Canada, Replacement Term Loan, 4.349% (LIBOR +
                         200 bps), 10/6/23                                                          824,324
    1,242,388            American Airlines, Inc., 2017 Class B Term Loan, 4.307%
                         (LIBOR + 200 bps), 12/14/23                                              1,226,858
    2,881,181            American Airlines, Inc., 2018 Replacement Term Loan,
                         4.072% (LIBOR + 175 bps), 6/27/25                                        2,794,296
    2,058,000            American Airlines, Inc., Replacement Class B Term Loan,
                         4.349% (LIBOR + 200 bps), 4/28/23                                        2,026,615
    1,566,655            DAE Aviation Holdings, Inc., Initial Term Loan, 6.09%
                         (LIBOR + 375 bps), 7/7/22                                                1,567,438
    1,707,654            MACOM Technology Solutions Holdings, Inc. (fka M/A-COM
                         Technology Solutions Holdings, Inc.), Initial Term
                         Loan, 4.595% (LIBOR + 225 bps), 5/17/24                                  1,648,598
      600,500            MRO Holdings, Inc., Initial Term Loan, 7.427% (LIBOR +
                         475 bps), 10/25/23                                                         606,505
    1,481,250            Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                         Initial Term Loan, 7.64% (LIBOR + 525 bps), 4/29/24                      1,475,695
      984,125            Transdigm, Inc., New Tranche F Term Loan, 4.845%
                         (LIBOR + 250 bps), 6/9/23                                                  964,626
      296,261            Transdigm, Inc., New Tranche G Term Loan, 4.845%
                         (LIBOR + 250 bps), 8/22/24                                                 289,199
      237,016            United AirLines, Inc., Refinanced Term Loan, 4.095%
                         (LIBOR + 175 bps), 4/1/24                                                  237,238
      850,000            WP CPP Holdings LLC, First Lien Initial Term Loan, 6.28%
                         (LIBOR + 375 bps), 4/30/25                                                 845,750
                                                                                              --------------
                         Total Aerospace & Defense                                            $  15,390,356
------------------------------------------------------------------------------------------------------------
                         Automobile -- 5.5%
    1,555,162            Allison Transmission, Inc., New Term Loan, 4.07% (LIBOR +
                         175 bps), 9/23/22                                                    $   1,549,653
    1,501,500            American Axle & Manufacturing, Inc., Tranche B Term
                         Loan, 4.639% (LIBOR + 225 bps), 4/6/24                                   1,449,698
      323,284            Bombardier Recreational Products, Inc., Term B Loan,
                         4.35% (LIBOR + 200 bps), 5/23/25                                           320,355
      493,769            Bright Bidco BV (aka Lumileds LLC), 2018 Refinancing
                         Term B Loan, 5.873% (LIBOR + 350 bps), 6/30/24                             454,267
    1,695,313            Commercial Vehicle Group, Inc., Initial Term Loan, 8.345%
                         (LIBOR + 600 bps), 4/12/23                                               1,701,670
      788,024            Cooper-Standard Automotive, Inc., Additional Term B-1
                         Loan, 4.345% (LIBOR + 200 bps), 11/2/23                                    776,204

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 13

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Automobile -- (continued)
    1,385,451            CWGS Group LLC, Term Loan, 5.064% (LIBOR + 275 bps),
                         11/8/23                                                              $   1,292,799
      691,667            Goodyear Tire & Rubber Co., Second Lien Term Loan,
                         4.343% (LIBOR + 200 bps), 3/3/25                                           678,985
      452,709            KAR Auction Services, Inc., Tranche B-4 Term Loan, 4.688%
                         (LIBOR + 225 bps), 3/11/21                                                 450,253
      591,863            KAR Auction Services, Inc., Tranche B-5 Term Loan, 4.938%
                         (LIBOR + 250 bps), 3/9/23                                                  588,652
    1,903,789            Navistar, Inc., Tranche B Term Loan, 5.82% (LIBOR +
                         350 bps), 11/6/24                                                        1,900,197
      899,082            Superior Industries International, Inc., Replacement
                         Term Loan, 6.345% (LIBOR + 400 bps), 5/22/24                               902,453
    1,210,000(b)         Thor Industries, Inc., Term Loan B, 11/3/25                              1,197,144
    1,081,458            TI Group Automotive Systems LLC, Initial US Term Loan,
                         4.845% (LIBOR + 250 bps), 6/30/22                                        1,064,335
    1,716,370            Tower Automotive Holdings USA LLC, Initial Term Loan,
                         5.125% (LIBOR + 275 bps), 3/7/24                                         1,697,061
      466,667            Visteon Corp., New Term Loan, 4.146% (LIBOR + 175 bps),
                         3/25/24                                                                    459,278
                                                                                              --------------
                         Total Automobile                                                     $  16,483,004
------------------------------------------------------------------------------------------------------------
                         Banking -- 0.4%
      575,000            Starfruit Finco BV (Starfruit US Holdco LLC) (aka
                         AkzoNobel), Initial Dollar Term Loan, 5.549% (LIBOR +
                         325 bps), 10/1/25                                                    $     567,899
      557,131            WTG Holdings III Corp., Refinancing 2017-2 First Lien
                         Term Loan, 5.345% (LIBOR + 300 bps), 12/20/24                              555,042
                                                                                              --------------
                         Total Banking                                                        $   1,122,941
------------------------------------------------------------------------------------------------------------
                         Beverage, Food & Tobacco -- 4.3%
    1,368,578            Albertson's LLC, 2017-1 Term B-6 Loan, 5.691%
                         (LIBOR + 300 bps), 6/22/23                                           $   1,346,339
    2,279,990            Chobani LLC, First Lien New Term Loan, 5.845%
                         (LIBOR + 350 bps), 10/10/23                                              2,154,591
      894,505            CTI Foods Holding Co., LLC, First Lien Term Loan, 6.1%
                         (LIBOR + 350 bps), 6/29/20                                                 744,676
    1,000,000            CTI Foods Holding Co., LLC, Second Lien Term Loan, 9.85%
                         (LIBOR + 725 bps), 6/28/21                                                 272,500
    1,435,500            Give and Go Prepared Foods Corp. (fka GG Foods
                         Acquisition Corp.), First Lien 2017 Term Loan, 6.636%
                         (LIBOR + 425 bps), 7/29/23                                               1,276,698
    1,069,563            H-Food Holdings LLC, Initial Term Loan, 6.032% (LIBOR +
                         369 bps), 5/23/25                                                        1,044,160
    1,835,781            JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                         4.844% (LIBOR + 250 bps), 10/30/22                                       1,817,853
    1,178,430            Post Holdings, Inc., Series A Incremental Term Loan,
                         4.32% (LIBOR + 200 bps), 5/24/24                                         1,173,716

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Beverage, Food & Tobacco -- (continued)
    1,440,000            Shearer's Foods LLC, First Lien Term Loan, 6.595%
                         (LIBOR + 425 bps), 6/30/21                                           $   1,422,449
      997,500            Sigma Holdco BV (aka Flora Foods), Facility B2, 5.398%
                         (LIBOR + 300 bps), 7/2/25                                                  982,538
      500,000            Sunshine Investments BV, Facility B3, 5.866% (LIBOR +
                         325 bps), 3/28/25                                                          493,125
                                                                                              --------------
                         Total Beverage, Food & Tobacco                                       $  12,728,645
------------------------------------------------------------------------------------------------------------
                         Broadcasting & Entertainment -- 4.1%
    1,943,402            Charter Communications Operating LLC (aka CCO Safari
                         LLC), Term B Loan, 4.35% (LIBOR + 200 bps), 4/30/25                  $   1,926,155
    1,375,851            Creative Artists Agency LLC, Refinancing Term Loan,
                         5.303% (LIBOR + 300 bps), 2/15/24                                        1,369,545
      728,809            Gray Television, Inc., Term B-2 Loan, 4.568% (LIBOR +
                         225 bps), 2/7/24                                                           722,128
    1,076,764            Hubbard Radio LLC, Term Loan, 5.35% (LIBOR + 300 bps),
                         3/28/25                                                                  1,074,072
    1,934,496            MediArena Acquisition BV (fka AP NMT Acquisition BV),
                         First Lien Dollar Term B Loan, 8.148% (LIBOR + 575 bps),
                         8/13/21                                                                  1,903,060
      519,750            Raycom TV Broadcasting LLC, Tranche B-1 Term Loan,
                         4.595% (LIBOR + 225 bps), 8/23/24                                          519,262
    1,980,000            SFR Group SA, USD Term Loan B-12, 5.994% (LIBOR +
                         369 bps), 1/31/26                                                        1,868,625
    2,052,310            Sinclair Television Group, Inc., Tranche B Term Loan,
                         4.6% (LIBOR + 225 bps), 1/3/24                                           2,033,057
      915,370            UPC Financing Partnership, Facility AR, 4.807% (LIBOR +
                         250 bps), 1/15/26                                                          905,644
                                                                                              --------------
                         Total Broadcasting & Entertainment                                   $  12,321,548
------------------------------------------------------------------------------------------------------------
                         Building Materials -- 1.9%
      992,500            Circor International, Inc., Initial Term Loan, 5.818%
                         (LIBOR + 350 bps), 12/11/24                                          $     980,403
      748,125            Hamilton Holdco LLC (Reece International Pty, Ltd),
                         Term Loan, 4.4% (LIBOR + 200 bps), 7/2/25                                  740,644
      895,500            Janus International Group LLC, Initial First Lien Term
                         Loan, 5.345% (LIBOR + 300 bps), 2/12/25                                    876,471
    1,658,989            Summit Materials LLC, New Term Loan, 4.345% (LIBOR +
                         200 bps), 11/21/24                                                       1,628,919
    1,481,250            WKI Holding Co., Inc., Initial Term Loan, 6.541% (LIBOR +
                         400 bps), 5/1/24                                                         1,459,031
                                                                                              --------------
                         Total Building Materials                                             $   5,685,468
------------------------------------------------------------------------------------------------------------
                         Buildings & Real Estate -- 5.0%
    1,226,322            American Bath Group LLC, First Lien Replacement Term
                         Loan, 6.636% (LIBOR + 425 bps), 9/30/23                              $   1,207,927
      492,500            American Builders & Contractors Supply Co., Inc., Term
                         B-2 Loan, 4.345% (LIBOR + 200 bps), 10/31/23                               480,231

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 15

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Buildings & Real Estate -- (continued)
      493,036            Associated Asphalt Partners LLC, Tranche B Term Loan,
                         7.595% (LIBOR + 525 bps), 4/5/24                                     $     486,257
      748,120            Beacon Roofing Supply, Inc., Initial Term Loan, 4.568%
                         (LIBOR + 225 bps), 1/2/25                                                  729,417
    2,182,184            Builders FirstSource, Inc., Refinancing Term Loan, 5.386%
                         (LIBOR + 300 bps), 2/29/24                                               2,093,987
    1,935,586            Communications Sales & Leasing, Inc. (CSL Capital LLC),
                         Shortfall Term Loan, 5.345% (LIBOR +
                         300 bps), 10/24/22                                                       1,801,708
    1,200,000            DTZ U.S. Borrower LLC (aka Cushman & Wakefield), Closing
                         Date Term Loan, 5.595% (LIBOR + 325 bps), 8/21/25                        1,183,870
    1,538,375            Packers Holdings LLC, Initial Term Loan, 5.318% (LIBOR +
                         300 bps), 12/4/24                                                        1,526,837
      864,063            Penn Engineering & Manufacturing Corp., Tranche B Term
                         Loan, 5.095% (LIBOR + 275 bps), 6/27/24                                    857,582
      698,250            Southwire Co., Initial Term Loan, 4.31% (LIBOR +
                         200 bps), 5/19/25                                                          693,886
    1,977,273            VICI Properties 1 LLC, Term B Loan, 4.306% (LIBOR +
                         200 bps), 12/20/24                                                       1,949,468
    1,908,155            WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                         7.345% (LIBOR + 500 bps), 9/29/23                                        1,914,514
                                                                                              --------------
                         Total Buildings & Real Estate                                        $  14,925,684
------------------------------------------------------------------------------------------------------------
                         Chemicals, Plastics & Rubber -- 11.1%
      803,783            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                         Tranche B-2 Term Loan, 5.955% (LIBOR +
                         325 bps), 9/13/23                                                    $     800,769
      604,035            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                         Tranche B-3 Term Loan, 5.955% (LIBOR +
                         325 bps), 9/13/23                                                          601,770
      445,500            Archroma Finance S.a.r.l., First Lien Facility B2, 6.42%
                         (LIBOR + 400 bps), 8/12/24                                                 438,261
      496,250            Avantor, Inc., Initial Dollar Term Loan, 6.072% (LIBOR +
                         375 bps), 11/21/24                                                         497,180
    1,231,567            Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                         Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                         4.136% (LIBOR + 175 bps), 6/1/24                                         1,216,846
      943,270            Berry Global, Inc. (fka Berry Plastics Corp.), Term
                         Q Loan, 4.318% (LIBOR + 200 bps), 10/1/22                                  936,687
      530,000            Boyd Corp., First Lien Initial Term Loan, 5.845% (LIBOR +
                         350 bps), 9/6/25                                                           512,775
      500,000            Boyd Corp., Second Lien Initial Term Loan, 9.095%
                         (LIBOR + 675 bps), 9/6/26                                                  494,063
      997,494            Chemours Co., Tranche B-2 US Dollar Term Loan, 4.1%
                         (LIBOR + 175 bps), 4/3/25                                                  981,896
      648,375            EaglePicher Technologies LLC, Initial First Lien Term
                         Loan, 5.595% (LIBOR + 325 bps), 3/8/25                                     641,081

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Chemicals, Plastics & Rubber -- (continued)
    1,443,765            Ferro Corporation, Tranche B-1 Term Loan, 4.636%
                         (LIBOR + 225 bps), 2/14/24                                           $   1,435,419
      319,762            H.B. Fuller Co., Commitment, 4.301% (LIBOR +
                         200 bps), 10/20/24                                                         315,632
    1,485,000            HD Supply Waterworks, Ltd., Initial Term Loan, 5.526%
                         (LIBOR + 300 bps), 8/1/24                                                1,472,934
    1,002,367            Infiltrator Water Technologies LLC, First Lien Term
                         B-2 Loan, 5.386% (LIBOR + 300 bps), 5/27/22                                998,608
    1,084,330            MacDermid, Inc. (Platform Specialty Products Corp.),
                         Tranche B-6 Term Loan, 5.345% (LIBOR +
                         300 bps), 6/7/23                                                         1,086,816
    1,237,500            Natgasoline LLC, Initial Term Loan, 6.25% (LIBOR +
                         350 bps), 11/14/25                                                       1,235,922
    1,662,026            Nexeo Solutions LLC, Term B-1 Loan, 5.792% (LIBOR +
                         325 bps), 6/9/23                                                         1,663,584
    1,381,143            Omnova Solutions, Inc., Term B-2 Loan, 5.595% (LIBOR +
                         325 bps), 8/25/23                                                        1,372,511
      558,612            Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                         4.386% (LIBOR + 200 bps), 7/25/24                                          558,380
    1,454,075            Plaskolite LLC, First Lien Term Loan, 5.845% (LIBOR +
                         350 bps), 11/3/22                                                        1,452,258
      412,231(b)         Platform Specialty Products Corp., Term Loan, 11/14/25                     408,882
    1,287,275            PQ Corp., Third Amendment Tranche B-1 Term Loan,
                         5.027% (LIBOR + 250 bps), 2/8/25                                         1,272,471
    2,010,019            Reynolds Group Holdings, Inc., Incremental US Term Loan,
                         5.095% (LIBOR + 275 bps), 2/5/23                                         1,994,765
      597,375            Ring Container Technologies Group LLC, First Lien Initial
                         Term Loan, 5.095% (LIBOR + 275 bps), 10/31/24                              591,401
    1,304,689            Tank Holding Corp. Replacement Term Loan, 5.593%
                         (LIBOR + 325 bps), 3/16/22                                               1,293,273
    1,361,963            Tata Chemicals North America, Term Loan, 5.188%
                         (LIBOR + 275 bps), 8/7/20                                                1,355,153
    1,042,125            Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 5.595%
                         (LIBOR + 325 bps), 10/17/24                                              1,029,099
      405,078            Tronox, Ltd., First Lien Blocked Dollar Term Loan, 5.345%
                         (LIBOR + 300 bps), 9/23/24                                                 401,660
      934,797            Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.345%
                         (LIBOR + 300 bps), 9/23/24                                                 926,909
    1,337,031            Twist Beauty International Holdings SA, Facility B2,
                         5.634% (LIBOR + 275 bps), 4/22/24                                        1,325,332
      740,644            Unifrax I LLC, Initial Dollar Term Loan, 5.886%
                         (LIBOR + 350 bps), 4/4/24                                                  732,311
    1,376,551            Univar USA, Inc., Term B-3 Loan, 4.595% (LIBOR + 225
                         bps), 7/1/24                                                             1,354,182
      206,618            US Silica Co., Term Loan, 6.375% (LIBOR +
                         400 bps), 5/1/25                                                           183,847

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 17

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Chemicals, Plastics & Rubber -- (continued)
      746,250            Vantage Specialty Chemicals, Inc., First Lien Closing
                         Date Term Loan, 5.9% (LIBOR + 350 bps), 10/28/24                     $     741,819
      493,703            Versum Materials, Inc. (fka Versum Materials LLC), Term
                         Loan, 4.386% (LIBOR + 200 bps), 9/29/23                                    493,332
                                                                                              --------------
                         Total Chemicals, Plastics & Rubber                                   $  32,817,828
------------------------------------------------------------------------------------------------------------
                         Computers & Electronics -- 3.5%
      792,000            Applied Systems, Inc., First Lien Closing Date Term
                         Loan, 5.386% (LIBOR + 300 bps), 9/19/24                              $     791,010
      750,000            Applied Systems, Inc., Second Lien Initial Term Loan,
                         9.386% (LIBOR + 700 bps), 9/19/25                                          758,250
    1,243,750            Chloe OX Parent LLC, Initial Term Loan, 6.886% (LIBOR +
                         450 bps), 12/23/24                                                       1,243,750
    1,394,002            Dynatrace LLC, First Lien Term Loan, 5.595% (LIBOR +
                         325 bps), 8/22/25                                                        1,389,646
      227,941            Dynatrace LLC, Second Lien Term Loan, 9.345% (LIBOR +
                         700 bps), 8/21/26                                                          229,461
      783,993            Energy Acquisition LP, First Lien Initial Term Loan,
                         6.636% (LIBOR + 425 bps), 6/26/25                                          791,833
      749,254            Infor (US), Inc. (fka Lawson Software, Inc.), Tranche
                         B-6 Term Loan, 5.136% (LIBOR + 275 bps), 2/1/22                            741,012
      320,392            Ivanti Software, Inc. (fka LANDesk Group, Inc.), First
                         Lien Term Loan, 6.55% (LIBOR + 425 bps), 1/20/24                           318,089
      467,908            Kronos, Inc., First Lien Incremental Term Loan, 5.541%
                         (LIBOR + 300 bps), 11/1/23                                                 462,910
    1,130,417            Microchip Technology, Inc., Initial Term Loan, 4.35%
                         (LIBOR + 200 bps), 5/29/25                                               1,125,471
      393,237            ON Semiconductor Corp., 2018 New Replacement Term
                         B-3 Loan, 4.095% (LIBOR + 175 bps), 3/31/23                                390,463
      115,223            Rocket Software, Inc., Term Loan, 6.745% (LIBOR + 425
                         bps), 11/20/25                                                             114,748
    2,250,000            Ultra Clean Holdings, Inc., Term Loan B, 6.845% (LIBOR +
                         450 bps), 3/31/23                                                        2,199,375
                                                                                              --------------
                         Total Computers & Electronics                                        $  10,556,018
------------------------------------------------------------------------------------------------------------
                         Construction & Building -- 0.8%
    1,243,750            McDermott International, Inc., Term Loan, 7.345%
                         (LIBOR + 500 bps), 5/12/25                                           $   1,200,737
    1,265,326            Quikrete Holdings, Inc., First Lien Initial Term Loan,
                         5.095% (LIBOR + 275 bps), 11/15/23                                       1,242,731
                                                                                              --------------
                         Total Construction & Building                                        $   2,443,468
------------------------------------------------------------------------------------------------------------
                         Containers, Packaging & Glass -- 0.4%
    1,315,000            Plastipak Holdings, Inc., Tranche B Term Loan, 4.85%
                         (LIBOR + 250 bps), 10/14/24                                          $   1,308,754
                                                                                              --------------
                         Total Containers, Packaging & Glass                                  $   1,308,754
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Manufacturing -- 2.6%
    1,506,583            Commercial Barge Line Co., Initial Term Loan, 11.095%
                         (LIBOR + 875 bps), 11/12/20                                          $   1,116,755
      324,373            Delos Finance S.a r.l., New Term Loan, 4.136% (LIBOR +
                         175 bps), 10/6/23                                                          323,794
      882,067            ExamWorks Group, Inc. (fka Gold Merger Co., Inc.), Term
                         B-1 Loan, 5.595% (LIBOR + 325 bps), 7/27/23                                880,414
      941,001            Installed Building Products, Inc., Tranche B-2 Term
                         Loan, 4.845% (LIBOR + 250 bps), 4/15/25                                    924,533
    1,147,125            Pelican Products, Inc., First Lien Term Loan, 5.814%
                         (LIBOR + 350 bps), 5/1/25                                                1,139,239
      298,148            Ranpak Corp., Second Lien Initial Term Loan, 9.56%
                         (LIBOR + 725 bps), 10/3/22                                                 297,403
    1,548,975            Ranpak Corp., Tranche B-1 USD Term Loan, 5.595%
                         (LIBOR + 325 bps), 10/1/21                                               1,543,166
    1,714,134            STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                         7.777% (LIBOR + 525 bps), 6/30/22                                        1,709,849
                                                                                              --------------
                         Total Diversified & Conglomerate Manufacturing                       $   7,935,153
------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Service -- 12.7%
    1,732,500            Albany Molecular Research, Inc., First Lien Initial
                         Term Loan, 5.595% (LIBOR + 325 bps), 8/30/24                         $   1,718,207
    1,000,000            Albany Molecular Research, Inc., Second Lien Initial
                         Term Loan, 9.345% (LIBOR + 700 bps), 8/30/25                             1,003,750
    1,655,978            Alion Science and Technology Corp., First Lien Term
                         Loan, 6.845% (LIBOR + 450 bps), 8/19/21                                  1,660,118
      750,000            Allied Universal Holdco LLC (fka USAGM Holdco, LLC),
                         First Lien Incremental Term Loan, 6.641% (LIBOR +
                         425 bps), 7/28/22                                                          743,437
      919,339            Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                         First Lien Initial Term Loan, 6.136% (LIBOR +
                         375 bps), 7/28/22                                                          904,687
      646,750            American Traffic Solutions, Inc., Initial First Lien
                         Term Loan, 6.095% (LIBOR + 375 bps), 2/28/25                               648,064
      348,034            AVSC Holding Corp., First Lien Initial Term Loan, 5.696%
                         (LIBOR + 325 bps), 3/3/25                                                  341,943
      766,878            Booz Allen Hamilton, Inc., New Refinancing Tranche B
                         Term Loan, 4.345% (LIBOR + 200 bps), 6/30/23                               766,558
    3,345,470            Bright Horizons Family Solutions LLC (fka Bright Horizons
                         Family Solutions, Inc.), Term B Loan, 4.095% (LIBOR +
                         175 bps), 11/7/23                                                        3,337,086
    1,916,810            CB Poly Investments LLC, First Lien Closing Date Term
                         Loan, 6.095% (LIBOR + 375 bps), 8/16/23                                  1,909,622
    1,530,643            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                         Closing Date Term Loan, 5.095% (LIBOR +
                         275 bps), 3/1/24                                                         1,513,969
    1,975,000            Constellis Holdings LLC, First Lien Term B Loan, 7.386%
                         (LIBOR + 500 bps), 4/21/24                                               1,947,844

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Service -- (continued)
    1,207,986            DBRS, Ltd., Initial Term Loan, 7.957% (LIBOR +
                         525 bps), 3/4/22                                                     $   1,206,476
    1,020,300            DG Investment Intermediate Holdings 2, Inc. (aka
                         Convergint Technologies Holdings LLC), First Lien
                         Initial Term Loan, 5.345% (LIBOR + 300 bps), 2/3/25                      1,007,546
    1,207,428            DTI Holdco, Inc., Replacement B-1 Term Loan, 7.276%
                         (LIBOR + 475 bps), 9/29/23                                               1,142,529
      429,884            Engility Corp. (fka TASC, Inc.), Term B2 Loan, 5.095%
                         (LIBOR + 275 bps), 8/14/23                                                 430,152
      830,348            Filtration Group Corp., Initial Dollar Term Loan, 5.345%
                         (LIBOR + 300 bps), 3/29/25                                                 826,067
      647,975            Gates Global LLC, Initial B-2 Dollar Term Loan, 5.095%
                         (LIBOR + 275 bps), 4/1/24                                                  638,188
    1,100,902            GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                         5.636% (LIBOR + 325 bps), 6/28/24                                        1,083,012
      241,231            IAP Worldwide Services, Inc., Second Lien Term Loan,
                         8.886% (LIBOR + 650 bps), 7/18/19                                          239,421
      498,750            Iqvia Inc. (Quintiles IMS), Term B-3 Dollar Loan, 4.136%
                         (LIBOR + 175 bps), 6/11/25                                                 494,698
    1,093,489            Jaguar Holding Co. I LLC (aka Pharmaceutical Product
                         Development LLC), 2018 Term Loan, 4.845% (LIBOR +
                         250 bps), 8/18/22                                                        1,078,454
    1,000,000            Mitchell International, Inc., First Lien Initial Term
                         Loan, 5.595% (LIBOR + 325 bps), 11/29/24                                   986,875
    1,611,092            National Mentor Holdings, Inc., Tranche B Term Loan,
                         5.386% (LIBOR + 300 bps), 1/31/21                                        1,609,581
    2,185,713            NVA Holdings, Inc., First Lien Term B-3 Loan, 5.095%
                         (LIBOR + 275 bps), 2/2/25                                                2,132,437
      299,762            On Assignment, Inc., Initial Term B-1 Loan, 4.345%
                         (LIBOR + 200 bps), 6/3/22                                                  298,263
      191,484            On Assignment, Inc., Initial Term B-2 Loan, 4.345%
                         (LIBOR + 200 bps), 4/2/25                                                  190,168
      342,128            Outfront Media Capital LLC (Outfront Media Capital Corp.),
                         Term Loan, 4.299% (LIBOR + 200 bps), 3/18/24                               340,096
    1,530,318            Press Ganey Holdings, Inc., First Lien Replacement Term
                         Loan, 5.095% (LIBOR + 275 bps), 10/23/23                                 1,515,492
      299,250            Sound Inpatient Physicians, Inc., First Lien Initial
                         Term Loan, 5.345% (LIBOR + 300 bps), 6/27/25                               298,689
      492,500            Team Health Holdings, Inc., Initial Term Loan, 5.095%
                         (LIBOR + 275 bps), 2/6/24                                                  460,487
    1,333,744            Tempo Acquisition LLC, Initial Term Loan, 5.345%
                         (LIBOR + 300 bps), 5/1/24                                                1,324,366
    1,231,250            Trico Group LLC, First Lien Initial Term Loan, 9.207%
                         (LIBOR + 650 bps), 2/2/24                                                1,231,250
      798,000            West Corp., Incremental Term B-1 Loan, 6.026%
                         (LIBOR + 350 bps), 10/10/24                                                779,617

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Service -- (continued)
    1,401,400            West Corp., Initial Term B Loan, 6.526% (LIBOR +
                         400 bps), 10/10/24                                                   $   1,385,087
      733,125            WEX, Inc., Term B-2 Loan, 4.595% (LIBOR + 225 bps),
                         6/30/23                                                                    729,001
                                                                                              --------------
                         Total Diversified & Conglomerate Service                             $  37,923,237
------------------------------------------------------------------------------------------------------------
                         Diversified Natural Resources & Precious Metals -- 0.3%
      946,875            84 Lumber Co., Term B-1 Loan, 7.565% (LIBOR +
                         525 bps), 10/25/23                                                   $     946,875
                                                                                              --------------
                         Total Diversified Natural Resources & Precious Metals                $     946,875
------------------------------------------------------------------------------------------------------------
                         Educational Services -- 0.4%
    1,303,228            Laureate Education, Inc., Series 2024 Term Loan, 6.027%
                         (LIBOR + 350 bps), 4/26/24                                           $   1,302,824
                                                                                              --------------
                         Total Educational Services                                           $   1,302,824
------------------------------------------------------------------------------------------------------------
                         Electric & Electrical -- 0.8%
    1,124,744            Dell International LLC, Refinancing Term B Loan, 4.35%
                         (LIBOR + 200 bps), 9/7/23                                            $   1,112,852
      246,222            Micron Technology, Inc., Term Loan, 4.1% (LIBOR +
                         175 bps), 4/26/22                                                          245,791
      212,096            MKS Instruments, Inc., Tranche B-3 Term Loan, 4.095%
                         (LIBOR + 175 bps), 5/1/23                                                  212,007
      588,756            Rackspace Hosting, Inc., First Lien Term B Loan, 5.581%
                         (LIBOR + 300 bps), 11/3/23                                                 545,777
                                                                                              --------------
                         Total Electric & Electrical                                          $   2,116,427
------------------------------------------------------------------------------------------------------------
                         Electronics -- 5.6%
      834,531            4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                         Loan, 6.849% (LIBOR + 450 bps), 5/8/20                               $     812,624
      619,334            Access CIG LLC, First Lien Term B Loan, 6.456% (LIBOR +
                         375 bps), 2/27/25                                                          619,334
      671,451            Avast Software BV, 2018 Refinancing Dollar Term Loan,
                         4.886% (LIBOR + 250 bps), 9/29/23                                          669,912
    1,489,729            First Data Corp., 2022D New Dollar Term Loan, 4.315%
                         (LIBOR + 200 bps), 7/8/22                                                1,467,636
    1,131,090            First Data Corp., 2024A New Dollar Term Loan, 4.315%
                         (LIBOR + 200 bps), 4/26/24                                               1,114,316
      525,000            Globallogic Holdings, Inc., Initial Term Loan, 5.595%
                         (LIBOR + 325 bps), 8/1/25                                                  523,018
    1,182,125            Mirion Technologies (Finance) LLC (Mirion Technologies,
                         Inc.), First Lien Initial Term Loan, 7.136% (LIBOR +
                         475 bps), 3/31/22                                                        1,176,215
    1,295,679            nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                         Term B-2 Loan, 6.845% (LIBOR + 450 bps), 10/20/22                        1,300,268
    1,216,470            Rovi Solutions Corp., Term B Loan, 4.85% (LIBOR +
                         250 bps), 7/2/21                                                         1,205,218

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 21

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Electronics -- (continued)
    2,819,645            Scientific Games International, Inc., Initial Term B-5
                         Loan, 5.216% (LIBOR + 275 bps), 8/14/24                              $   2,756,203
      951,315            Spectrum Brands, Inc., 2017 Refinanced USD Term Loan,
                         4.426% (LIBOR + 200 bps), 6/23/22                                          942,793
      583,570            SS&C Technologies Holdings, Inc., 2017 Refinancing New
                         Term B-1 Loan, 4.595% (LIBOR + 225 bps), 7/8/22                            580,965
      641,403            SS&C Technologies Holdings, Inc., Term B-3 Loan, 4.595%
                         (LIBOR + 225 bps), 4/16/25                                                 627,734
      244,296            SS&C Technologies Holdings, Inc., Term B-4 Loan, 4.595%
                         (LIBOR + 225 bps), 4/16/25                                                 239,090
    1,314,951            Verint Systems, Inc., Refinancing Term Loan, 4.299%
                         (LIBOR + 200 bps), 6/28/24                                               1,310,020
      100,723            WESCO Distribution, Inc., Tranche B-1 Term Loan, 5.345%
                         (LIBOR + 300 bps), 12/12/19                                                100,598
    1,397,698            Western Digital Corp., US Term B-4 Loan, 4.056%
                         (LIBOR + 175 bps), 4/29/23                                               1,361,882
                                                                                              --------------
                         Total Electronics                                                    $  16,807,826
------------------------------------------------------------------------------------------------------------
                         Entertainment & Leisure -- 0.9%
      833,000            Cedar Fair LP, US Term B Loan, 4.095% (LIBOR + 175 bps),
                         4/13/24                                                              $     830,658
      469,666            Live Nation Entertainment, Inc., Term B-3 Loan, 4.125%
                         (LIBOR + 175 bps), 10/31/23                                                467,893
    1,129,012            Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term
                         B Loan, 4.345% (LIBOR + 200 bps), 2/22/24                                1,115,251
                                                                                              --------------
                         Total Entertainment & Leisure                                        $   2,413,802
------------------------------------------------------------------------------------------------------------
                         Environmental Services -- 1.1%
      840,863            Advanced Disposal Services, Inc. (fka ADS Waste
                         Holdings, Inc.), Additional Term Loan, 4.475% (LIBOR +
                         225 bps), 11/10/23                                                   $     832,717
       71,823            GFL Environmental, Inc., Delayed Draw Term Loan, 7.0%
                         (PRIME + 175 bps), 5/30/25                                                  70,162
      976,731            GFL Environmental, Inc., Effective Date Incremental
                         Term Loan, 5.386% (LIBOR + 300 bps), 5/30/25                               954,145
    1,519,121            WCA Waste Systems, Inc., Initial Term Loan, 4.845%
                         (LIBOR + 250 bps), 8/11/23                                               1,509,626
                                                                                              --------------
                         Total Environmental Services                                         $   3,366,650
------------------------------------------------------------------------------------------------------------
                         Farming & Agriculture -- 1.1%
    2,002,851            Caraustar Industries, Inc., Refinancing Term Loan, 7.886%
                         (LIBOR + 550 bps), 3/14/22                                           $   2,004,519
    1,197,909            Dole Food Co., Inc., Tranche B Term Loan, 5.088%
                         (LIBOR + 275 bps/PRIME + 175 bps), 4/6/24                                1,182,186
                                                                                              --------------
                         Total Farming & Agriculture                                          $   3,186,705
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Financial Services -- 2.2%
      897,750            Blackhawk Network Holdings, Inc., First Lien Term Loan,
                         5.386% (LIBOR + 300 bps), 6/15/25                                    $     889,221
      997,475(b)         Everi Payments, Inc., Term B loan, 5/9/24                                  995,979
    1,315,000            Financial & Risk US Holdings, Inc. (aka Refinitiv),
                         Initial Dollar Term Loan, 6.095% (LIBOR +
                         375 bps), 10/1/25                                                        1,283,632
      975,363            Freedom Mortgage Corp., Initial Term Loan, 7.095%
                         (LIBOR + 475 bps), 2/23/22                                                 972,315
    1,055,217            Trans Union LLC, 2017 Replacement Term B-3 Loan,
                         4.345% (LIBOR + 200 bps), 4/10/23                                        1,044,665
    1,464,823            Vistra Group, Ltd., First Lien Initial Dollar Term Loan,
                         5.345% (LIBOR + 300 bps), 10/26/22                                       1,442,851
                                                                                              --------------
                         Total Financial Services                                             $   6,628,663
------------------------------------------------------------------------------------------------------------
                         Forest Products -- 0.3%
      835,494            ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                         5.984% (LIBOR + 350 bps), 11/20/23                                   $     825,051
                                                                                              --------------
                         Total Forest Products                                                $     825,051
------------------------------------------------------------------------------------------------------------
                         Grocery -- 0.3%
      807,500            Diplomat Pharmacy, Inc., Initial Term B Loan, 6.85%
                         (LIBOR + 450 bps), 12/20/24                                          $     811,033
                                                                                              --------------
                         Total Grocery                                                        $     811,033
------------------------------------------------------------------------------------------------------------
                         Healthcare & Pharmaceuticals -- 7.3%
    1,464,709            Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                         4.845% (LIBOR + 250 bps), 2/16/23                                    $   1,453,724
    1,063,353            Alkermes, Inc., 2023 Term Loan, 4.57% (LIBOR +
                         225 bps), 3/27/23                                                        1,065,347
      495,000            Alphabet Holding Co., Inc. (aka Nature's Bounty),
                         First Lien Initial Term Loan B, 5.845% (LIBOR +
                         350 bps), 9/26/24                                                          467,002
    1,500,000            Alphabet Holding Co., Inc. (aka Nature's Bounty),
                         Second Lien Initial Term Loan, 10.095% (LIBOR +
                         775 bps),9/26/25                                                         1,337,812
      910,000(b)         Auris LuxCo (aka Sivantos Group), First Lien Term
                         loan B, 7/24/25                                                            909,242
    1,771,427(c)         CCS Medical, Inc., Second Lien Term Loan, 14.50% (14.50%
                         PIK 0.0% cash) (PRIME + 900 bps), 5/31/19                                   13,286
      550,264            CHS/Community Health Systems, Inc., Incremental 2021
                         Term H Loan, 5.957% (LIBOR + 325 bps), 1/27/21                             539,173
    1,231,250            Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                         Loan, 4.636% (LIBOR + 225 bps), 10/31/23                                 1,222,785
    1,212,219            Concentra, Inc., First Lien Tranche B-1 Term Loan, 5.07%
                         (LIBOR + 275 bps), 6/1/22                                                1,202,370
      851,202            DaVita HealthCare Partners, Inc., Term Loan B2, 5.095%
                         (LIBOR + 275 bps), 6/24/21                                                 850,819

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 23

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Healthcare & Pharmaceuticals -- (continued)
    1,589,875            Endo Luxembourg Finance Company I S.a.r.l., Initial
                         Term Loan, 6.625% (LIBOR + 425 bps), 4/29/24                         $   1,588,675
      888,636            Explorer Holdings, Inc., Initial Term Loan, 6.136%
                         (LIBOR + 375 bps), 5/2/23                                                  886,970
      712,540            Gentiva Health Services, Inc., First Lien Closing Date
                         Initial Term Loan, 6.125% (LIBOR + 375 bps), 7/2/25                        711,204
      832,767            Greatbatch, Ltd., New Term B Loan, 5.32% (LIBOR +
                         300 bps), 10/27/22                                                         832,246
    1,457,373            HC Group Holdings III, Inc., First Lien Refinancing
                         Term Loan, 6.095% (LIBOR + 375 bps), 4/7/22                              1,460,106
      350,000            Herbalife Nutrition, Ltd., Term Loan B, 5.595% (LIBOR +
                         325 bps), 8/18/25                                                          349,417
      866,145            Horizon Pharma, Inc., Fourth Amendment Refinanced Term
                         Loan, 5.375% (LIBOR + 300 bps), 3/29/24                                    861,544
    1,000,000            Kindred Healthcare LLC, Closing Date Term Loan, 7.375%
                         (LIBOR + 500 bps), 7/2/25                                                  980,000
      825,000            NMN Holdings III Corp., First Lien Closing Date Term
                         Loan, 6.064% (LIBOR + 375 bps), 11/13/25                                   821,906
      463,743            Prestige Brands, Inc., Term B-4 Loan, 4.345% (LIBOR +
                         200 bps), 1/26/24                                                          459,975
    1,960,150            Prospect Medical Holdings, Inc., Term B-1 Loan, 7.875%
                         (LIBOR + 550 bps), 2/22/24                                               1,967,501
    1,790,114            Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                         5.345% (LIBOR + 300 bps), 5/15/22                                        1,773,332
                                                                                              --------------
                         Total Healthcare & Pharmaceuticals                                   $  21,754,436
------------------------------------------------------------------------------------------------------------
                         Healthcare, Education & Childcare -- 5.2%
    1,500,000            Alliance HealthCare Services, Inc., Second Lien Initial
                         Term Loan, 12.345% (LIBOR + 1,000 bps), 4/24/24                      $   1,500,000
    1,424,168            ATI Holdings Acquisition, Inc., First Lien Initial Term
                         Loan, 5.807% (LIBOR + 350 bps), 5/10/23                                  1,419,421
      270,688            Catalent Pharma Solutions, Inc. (fka Cardinal Health
                         409, Inc.), Dollar Term Loan, 4.595% (LIBOR +
                         225 bps), 5/20/24                                                          269,377
      666,563            Kinetic Concepts, Inc., Dollar Term Loan, 5.636%
                         (LIBOR + 325 bps), 2/2/24                                                  664,896
    1,998,104            KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
                         6.136% (LIBOR + 375 bps), 2/21/25                                        1,992,038
      443,250            Lantheus Holdings, Inc., Replacement Term Loan, 6.095%
                         (LIBOR + 375 bps), 6/30/22                                                 443,250
      845,199            Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                         5.456% (LIBOR + 275 bps), 6/10/22                                          835,074
      564,669            Quorum Health Corp., Term Loan, 9.095% (LIBOR +
                         675 bps), 4/29/22                                                          569,140
    1,610,697(b)         Regionalcare Hospital Partners Holdings, Inc., First
                         Lien Term B Loan, 11/16/25                                               1,584,523
    1,389,492            Select Medical Corp., Tranche B Term Loan, 4.811%
                         (LIBOR + 250 bps/PRIME + 150 bps), 3/6/25                                1,383,413

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Healthcare, Education & Childcare -- (continued)
    1,747,470            US Renal Care, Inc., First Lien Initial Term Loan, 6.636%
                         (LIBOR + 425 bps), 12/30/22                                          $   1,725,190
      250,000(b)         Valeant Pharmaceuticals International, Inc., First
                         Incremental Term Loan, 11/27/25                                            246,719
    2,543,577            Valeant Pharmaceuticals International, Inc., Initial
                         Term Loan, 5.314% (LIBOR + 300 bps), 6/2/25                              2,521,320
      445,221            Vizient, Inc., Term B-4 Loan, 5.095% (LIBOR +
                         275 bps), 2/13/23                                                          444,163
                                                                                              --------------
                         Total Healthcare, Education & Childcare                              $  15,598,524
------------------------------------------------------------------------------------------------------------
                         Home & Office Furnishings -- 1.2%
    1,135,875            Armstrong World Industries, Inc., Term Loan B, 5.112%
                         (LIBOR + 275 bps), 3/31/23                                           $   1,127,356
    1,817,001            Serta Simmons Bedding LLC, First Lien Initial Term Loan,
                         5.815% (LIBOR + 350 bps), 11/8/23                                        1,622,431
      901,867            Serta Simmons Bedding LLC, Second Lien Initial Term
                         Loan, 10.318% (LIBOR + 800 bps), 11/8/24                                   683,615
                                                                                              --------------
                         Total Home & Office Furnishings                                      $   3,433,402
------------------------------------------------------------------------------------------------------------
                         Hotel, Gaming & Leisure -- 3.8%
    1,471,934            1011778 BC Unlimited Liability Co. (New Red Finance,
                         Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                         4.595% (LIBOR + 225 bps), 2/16/24                                    $   1,441,881
    2,096,727            Boyd Gaming Corp., Refinancing Term B Loan, 4.485%
                         (LIBOR + 225 bps), 9/15/23                                               2,062,437
      494,871            Eldorado Resorts, Inc., Term Loan, 4.75% (LIBOR +
                         225 bps), 4/17/24                                                          490,949
      420,454            ESH Hospitality, Inc., Third Repriced Term Loan, 4.345%
                         (LIBOR + 200 bps), 8/30/23                                                 416,512
    2,018,583            Golden Nugget, Inc. (aka Landry's Inc.), Initial Term
                         B Loan, 5.231% (LIBOR + 275 bps), 10/4/23                                1,990,323
      467,291            Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                         4.065% (LIBOR + 175 bps), 10/25/23                                         463,527
      600,000            Marriott Ownership Resorts, Inc., Initial Term Loan,
                         4.595% (LIBOR + 225 bps), 8/29/25                                          599,125
    1,330,875            MGM Growth Properties Operating Partnership LP, Term
                         B Loan, 4.345% (LIBOR + 200 bps), 3/21/25                                1,309,663
      450,000            Penn National Gaming, Inc., Term B-1 Facility Loan,
                         4.581% (LIBOR + 225 bps), 10/15/25                                         447,107
    1,042,250            Seminole Hard Rock Entertainment, Inc., Term Loan,
                         5.146% (LIBOR + 275 bps), 5/14/20                                        1,041,164
      523,688            Stars Group Holdings BV, USD Term Loan, 5.886%
                         (LIBOR + 350 bps), 7/10/25                                                 522,624
      478,270            Station Casinos LLC, Term B Facility Loan, 4.85%
                         (LIBOR + 250 bps), 6/8/23                                                  474,019
                                                                                              --------------
                         Total Hotel, Gaming & Leisure                                        $  11,259,331
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 25

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Insurance -- 3.8%
      898,561            Alliant Holdings Intermediate LLC, Initial Term Loan,
                         5.057% (LIBOR + 275 bps), 5/9/25                                     $     883,710
      613,439            AmWINS Group, Inc., First Lien Term Loan, 5.088%
                         (LIBOR + 275 bps), 1/25/24                                                 608,619
    2,070,077            Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                         5.345% (LIBOR + 300 bps), 11/3/24                                        2,050,239
      287,577            Asurion LLC (fka Asurion Corp.), Replacement B-6 Term
                         Loan, 5.345% (LIBOR + 300 bps), 11/3/23                                    285,097
      675,000            Asurion LLC (fka Asurion Corp.), Second Lien Replacement
                         B-2 Term Loan, 8.845% (LIBOR + 650 bps), 8/4/25                            688,500
    2,299,881            Confie Seguros Holding II Co., Term B Loan, 7.957%
                         (LIBOR + 525 bps), 4/19/22                                               2,299,881
    1,851,923            Integro, Ltd., First Lien Initial Term Loan, 8.303%
                         (LIBOR + 575 bps), 10/31/22                                              1,856,553
    1,065,775^           Medical Card System, Inc., Term Loan, 5.5% (LIBOR +
                         450 bps), 9/2/19                                                           692,754
      436,335            MPH Acquisition Holdings LLC, Initial Term Loan, 5.136%
                         (LIBOR + 275 bps), 6/7/23                                                  429,006
    1,653,300            USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                         Loan, 5.386% (LIBOR + 300 bps), 5/16/24                                  1,616,514
                                                                                              --------------
                         Total Insurance                                                      $  11,410,873
------------------------------------------------------------------------------------------------------------
                         Leasing -- 0.7%
      687,754            Fly Funding II S.a r.l., Term Loan, 4.6% (LIBOR + 200
                         bps), 2/9/23                                                         $     655,945
    1,492,500            IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                         Tranche B-1 Term Loan, 6.087% (LIBOR +
                         375 bps), 9/11/23                                                        1,483,172
      102,941            Kasima LLC, Term Loan, 4.865% (LIBOR +
                         250 bps), 5/17/21                                                          103,199
                                                                                              --------------
                         Total Leasing                                                        $   2,242,316
------------------------------------------------------------------------------------------------------------
                         Leisure & Entertainment -- 2.9%
      997,500            24 Hour Fitness Worldwide, Inc., Term Loan, 5.845%
                         (LIBOR + 350 bps), 5/30/25                                           $     991,889
    1,123,171            AMC Entertainment, Inc., Initial Term Loan, 4.557%
                         (LIBOR + 225 bps), 12/15/22                                              1,115,976
      193,538            CBS Radio, Inc., Term B-1 Loan, 5.065% (LIBOR + 275
                         bps), 11/18/24                                                             191,602
    1,000,000            CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                         Canada, Inc.), Second Lien Initial Term Loan, 10.636%
                         (LIBOR + 825 bps), 7/10/23                                                 895,000
      296,250            CityCenter Holdings LLC, Term B Loan, 4.595% (LIBOR +
                         225 bps), 4/18/24                                                          291,436
    1,941,989            Fitness International LLC, Term B Loan, 5.595% (LIBOR +
                         325 bps), 4/18/25                                                        1,928,395

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Leisure & Entertainment -- (continued)
    1,820,016            MCC Iowa LLC, Tranche M Term Loan, 4.23% (LIBOR +
                         200 bps), 1/15/25                                                    $   1,798,403
    1,286,450            Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.26%
                         (LIBOR + 175 bps), 6/30/22                                               1,283,877
                                                                                              --------------
                         Total Leisure & Entertainment                                        $   8,496,578
------------------------------------------------------------------------------------------------------------
                         Machinery -- 3.5%
      495,000            AI Aqua Merger Sub, Inc., 2017 First Lien Incremental
                         Term Loan B, 5.595% (LIBOR + 325 bps), 12/13/23                      $     489,741
      434,939            Blount International, Inc., New Refinancing Term Loan,
                         6.095% (LIBOR + 375 bps), 4/12/23                                          435,755
      587,069            Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                         Term Loan, 4.382% (LIBOR + 200 bps), 5/18/24                               578,752
      768,037            Columbus McKinnon Corp., Repriced Term Loan, 4.886%
                         (LIBOR + 250 bps), 1/31/24                                                 766,117
      914,286            CTC AcquiCo GmbH, Facility B2, 5.957% (LIBOR +
                         325 bps), 3/7/25                                                           912,000
      368,438            Culligan NewCo., Ltd., First Lien Tranche B-1 Term Loan,
                         5.595% (LIBOR + 325 bps), 12/13/23                                         364,985
      923,190            Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                         5.095% (LIBOR + 275 bps), 7/30/24                                          919,975
      468,750            Hyster-Yale Materials Holding, Inc., Term Loan, 5.595%
                         (LIBOR + 325 bps), 5/30/23                                                 467,871
      829,775            Milacron LLC, Term B Loan, 4.845% (LIBOR +
                         250 bps), 9/28/23                                                          816,291
      583,729            NN, Inc., Tranche B Term Loan, 6.095% (LIBOR +
                         375 bps), 10/19/22                                                         578,257
    1,084,195            Shape Technologies Group, Inc., Initial Term Loan, 5.3%
                         (LIBOR + 300 bps), 4/20/25                                               1,070,642
      824,126            Terex Corp., Incremental US Term Loan, 4.495% (LIBOR +
                         200 bps), 1/31/24                                                          813,824
      990,107            TMK Hawk Parent Corp., First Lien Initial Term Loan,
                         5.85% (LIBOR + 350 bps), 8/28/24                                           939,777
    1,078,269            Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term
                         B Loan, 4.845% (LIBOR + 250 bps), 10/23/25                               1,066,139
                                                                                              --------------
                         Total Machinery                                                      $  10,220,126
------------------------------------------------------------------------------------------------------------
                         Media -- 2.5%
      654,000            Altice France SA, USD TLB-[13] Incremental Term Loan,
                         6.307% (LIBOR + 400 bps), 8/14/26                                    $     624,734
      345,625            Cable One, Inc., Incremental Term B-1 Loan, 4.14%
                         (LIBOR + 175 bps), 5/1/24                                                  343,894
      492,500            CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                         March 2017 Refinancing Term Loan, 4.557% (LIBOR +
                         225 bps), 7/17/25                                                          484,928
      314,548(b)         CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                         October 2018 Incremental Term Loan, 1/15/26                                307,471

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 27

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Media -- (continued)
    2,179,339            Quincy Newspapers, Inc., Term Loan B, 5.36% (LIBOR +
                         300 bps/PRIME + 200 bps), 11/2/22                                    $   2,169,804
    1,198,436            Townsquare Media, Inc., Additional Term B Loan, 5.345%
                         (LIBOR + 300 bps), 4/1/22                                                1,189,447
      500,000            Unitymedia Finance LLC, Facility E Term Loan, 4.307%
                         (LIBOR + 200 bps), 6/1/23                                                  496,146
    2,082,560            Univision Communications, Inc., 2017 Replacement
                         Repriced First Lien Term Loan, 5.095% (LIBOR + 275 bps),
                         3/15/24                                                                  1,946,450
                                                                                              --------------
                         Total Media                                                          $   7,562,874
------------------------------------------------------------------------------------------------------------
                         Metals & Mining -- 4.5%
    1,596,000            Aleris International, Inc., Initial Term Loan, 7.245%
                         (LIBOR + 475 bps), 2/27/23                                           $   1,607,970
    1,945,728            Atkore International, Inc., First Lien Initial Incremental
                         Term Loan, 5.14% (LIBOR + 275 bps), 12/22/23                             1,914,110
      623,438            Ball Metalpack Finco LLC, First Lien Initial Term Loan,
                         6.845% (LIBOR + 450 bps), 7/31/25                                          622,658
      990,000            Big River Steel LLC, Closing Date Term Loan, 7.386%
                         (LIBOR + 500 bps), 8/23/23                                               1,003,613
      947,018            BWay Holding Co., Initial Term Loan, 5.658% (LIBOR +
                         325 bps), 4/3/24                                                           923,738
    2,213,728            Global Brass and Copper, Inc. Initial Term Loan, 4.875%
                         (LIBOR + 250 bps), 5/29/25                                               2,208,193
      962,500            Oxbow Carbon LLC, First Lien Tranche B Term Loan, 5.845%
                         (LIBOR + 350 bps), 1/4/23                                                  962,500
      921,494            Phoenix Services International LLC, Term B Loan, 6.065%
                         (LIBOR + 375 bps), 3/1/25                                                  914,583
      807,893            TMS International Corp. (aka Tube City IMS Corp.), Term
                         B-2 Loan, 5.206% (LIBOR + 275 bps), 8/14/24                                796,784
    2,391,558            Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                         Term Loan, 4.623% (LIBOR + 225 bps), 6/14/21                             2,373,621
                                                                                              --------------
                         Total Metals & Mining                                                $  13,327,770
------------------------------------------------------------------------------------------------------------
                         Oil & Gas -- 5.8%
      475,904            Apergy Corp., Initial Term Loan, 4.875% (LIBOR + 250
                         bps), 5/9/25                                                         $     467,575
    2,550,000            BCP Raptor II LLC, Initial Term Loan, 7.143% (LIBOR +
                         475 bps), 11/3/25                                                        2,499,000
    1,000,000            California Resources Corp., Term Loan, 12.724% (LIBOR +
                         1,038 bps), 12/31/21                                                     1,062,500
    1,393,000            Delek US Holdings, Inc., Initial Term Loan, 4.595%
                         (LIBOR + 225 bps), 3/31/25                                               1,379,941
    2,250,000            Encino Acquisition Partners Holdings LLC, Second Lien
                         Initial Term Loan, 9.095% (LIBOR + 675 bps), 3/24/24                     2,266,875
    1,195,887            Energy Transfer Equity LP, Refinanced Loan, 4.345%
                         (LIBOR + 200 bps), 2/2/24                                                1,193,538

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Oil & Gas -- (continued)
    1,000,000            Gavilan Resources LLC, Second Lien Initial Term Loan,
                         8.306% (LIBOR + 600 bps), 3/1/24                                     $     852,500
    2,014,446            Gulf Finance LLC, Tranche B Term Loan, 7.64% (LIBOR +
                         525 bps), 8/25/23                                                        1,593,931
      602,503            Keane Group Holdings LLC, Initial Term Loan, 6.125%
                         (LIBOR + 375 bps), 5/25/25                                                 576,144
      398,000            Lucid Energy Group II Borrower LLC, Initial Term Loan,
                         5.306% (LIBOR + 300 bps), 2/17/25                                          391,533
    1,240,625            Medallion Midland Acquisition LLC, Initial Term Loan,
                         5.595% (LIBOR + 325 bps), 10/30/24                                       1,202,114
      111,325            MEG Energy Corp., Initial Term Loan, 5.85% (LIBOR +
                         350 bps), 12/31/23                                                         110,977
      625,000            NorthRiver Midstream Finance LP, Initial Term B Loan,
                         5.646% (LIBOR + 325 bps), 10/1/25                                          619,922
      689,479            St. Joseph Energy Center LLC, Term B Loan Advance,
                         5.85% (LIBOR + 350 bps), 4/10/25                                           693,357
      985,833            Summit Midstream Partners Holdings LLC, Term Loan
                         Credit Facility, 8.345% (LIBOR + 600 bps), 5/13/22                         990,351
    1,500,000            Traverse Midstream Partners LLC, Advance Term Loan,
                         6.6% (LIBOR + 400 bps), 9/27/24                                          1,494,843
                                                                                              --------------
                         Total Oil & Gas                                                      $  17,395,101
------------------------------------------------------------------------------------------------------------
                         Personal, Food & Miscellaneous Services -- 2.6%
      347,375            Diamond (BC) BV, Term Loan, 5.526% (LIBOR +
                         300 bps), 9/6/24                                                     $     338,691
    1,547,250            IRB Holding Corp. (aka Arby's / Buffalo Wild Wings),
                         Term B Loan, 5.568% (LIBOR + 325 bps), 2/5/25                            1,533,873
      908,093            Match Group, Inc. (fka The Match Group, Inc.), Additional
                         Term B-1 Loan, 4.806% (LIBOR + 250 bps), 11/16/22                          909,228
    1,113,157            Mill US Acquisition, First Lien Term Loan, 6.41% (LIBOR +
                         400 bps), 7/3/20                                                         1,042,367
      758,325            Parfums Holding Co., Inc., First Lien Initial Term Loan,
                         6.957% (LIBOR + 425 bps), 6/30/24                                          748,372
    1,000,000            Parfums Holding Co., Inc., Second Lien Initial Term
                         Loan, 11.1% (LIBOR + 875 bps), 6/30/25                                   1,010,000
    1,586,308            Prime Security Services Borrower LLC, First Lien 2016-2
                         Refinancing Term B-1 Loan, 5.095% (LIBOR +
                         275 bps), 5/2/22                                                         1,572,143
      928,257            Revlon Consumer Products Corp., Initial Term Loan B,
                         6.206% (LIBOR + 350 bps), 9/7/23                                           687,200
                                                                                              --------------
                         Total Personal, Food & Miscellaneous Services                        $   7,841,874
------------------------------------------------------------------------------------------------------------
                         Printing & Publishing -- 2.2%
      752,615            A-L Parent LLC (aka Learfield Communications), First
                         Lien Initial Term Loan, 5.6% (LIBOR + 325 bps), 12/1/23              $     750,734
    2,130,625            McGraw-Hill Global Education Holdings LLC, First Lien
                         Term B Loan, 6.345% (LIBOR + 400 bps), 5/4/22                            1,975,013

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 29

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Printing & Publishing -- (continued)
      736,667            Octavius Corp., New Tranche B Term Loan, 5.824%
                         (LIBOR + 350 bps), 11/8/23                                           $     728,379
    1,635,000            Red Ventures LLC (New Imagitas, Inc.), First Lien Term
                         B-1 Loan, 5.315% (LIBOR + 300 bps), 11/8/24                              1,627,701
      917,858            Springer Science + Business Media GmbH, Initial Term
                         B13 Loan, 5.886% (LIBOR + 350 bps), 8/15/22                                915,793
      549,911            Trader Corp., First Lien 2017 Refinancing Term Loan,
                         5.337% (LIBOR + 300 bps), 9/28/23                                          548,193
                                                                                              --------------
                         Total Printing & Publishing                                          $   6,545,813
------------------------------------------------------------------------------------------------------------
                         Professional & Business Services -- 2.0%
    1,265,424            GW Honos Security Corp. (Garda World Security Corp.),
                         Term B Loan, 5.821% (LIBOR + 350 bps), 5/24/24                       $   1,262,261
    1,500,000            Interior Logic Group Holdings IV LLC, Initial Term Loan,
                         6.391% (LIBOR + 400 bps), 5/30/25                                        1,494,375
      444,262            LPL Holdings, Inc., Tranche B Term Loan, 4.55% (LIBOR +
                         225 bps), 9/23/24                                                          441,297
      665,188            Pre-Paid Legal Services, Inc. (aka LegalShield), First
                         Lien Initial Term Loan, 5.345% (LIBOR + 300 bps), 5/1/25                   661,862
      987,525            SIWF Holdings, Inc., First Lien Initial Term Loan, 6.553%
                         (LIBOR + 425 bps), 6/15/25                                                 977,650
    1,200,000            Verscend Holding Corp., Term B Loan, 6.845% (LIBOR +
                         450 bps), 8/27/25                                                        1,195,874
                                                                                              --------------
                         Total Professional & Business Services                               $   6,033,319
------------------------------------------------------------------------------------------------------------
                         Retail -- 5.3%
      990,000            Bass Pro Group LLC, Initial Term Loan, 7.345% (LIBOR +
                         500 bps), 9/25/24                                                    $     979,275
    1,027,704            CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW
                         Corp.), Term Loan, 4.1% (LIBOR + 175 bps), 8/17/23                       1,020,317
      497,500            Dhanani Group, Inc., Term Loan, 6.095% (LIBOR + 375
                         bps), 7/20/25                                                              492,525
    1,486,870            Global Appliance, Inc., Tranche B Term Loan, 6.35%
                         (LIBOR + 400 bps), 9/29/24                                               1,445,981
      300,000            HD Supply, Inc., Term B-5 Loan, 4.095% (LIBOR +
                         175 bps), 10/17/23                                                         297,450
      336,982            Hudson's Bay Co., Term Loan B, 5.595% (LIBOR +
                         325 bps), 9/30/22                                                          330,663
      480,892            J.C. Penney Corp., Inc., Term Loan, 6.956% (LIBOR +
                         425 bps), 6/23/23                                                          419,645
    1,122,128            Men's Wearhouse, Inc., Tranche B-2 Term Loan, 5.549%
                         (LIBOR + 325 bps), 4/9/25                                                1,116,518
      737,995            Michaels Stores, Inc., 2018 New Replacement Term B
                         Loan, 4.832% (LIBOR + 250 bps), 1/30/23                                    727,017
    1,496,073            Neiman Marcus Group, Ltd., LLC, Other Term Loan, 5.568%
                         (LIBOR + 325 bps), 10/25/20                                              1,303,186

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Retail -- (continued)
      246,875            NPC International, Inc., First Lien Initial Term Loan,
                         5.845% (LIBOR + 350 bps), 4/19/24                                    $     237,000
    2,421,847            PetSmart, Inc., Tranche B-2 Term Loan, 5.32% (LIBOR +
                         300 bps), 3/11/22                                                        2,032,189
      995,000            PharMerica Corp., First Lien Initial Term Loan, 5.807%
                         (LIBOR + 350 bps), 12/6/24                                                 990,025
      548,625            Shutterfly, Inc., Incremental Term Loan, 5.1% (LIBOR +
                         275 bps), 8/17/24                                                          543,139
    2,418,019            Staples, Inc., Term Loan B, 6.541% (LIBOR +
                         400 bps), 9/12/24                                                        2,383,693
    1,650,000            United Natural Foods, Inc., Initial Term Loan, 6.595%
                         (LIBOR + 425 bps), 10/22/25                                              1,559,250
                                                                                              --------------
                         Total Retail                                                         $  15,877,873
------------------------------------------------------------------------------------------------------------
                         Securities & Trusts -- 0.4%
      615,875            Deerfield Dakota Holding LLC (fka Dakota Holding Corp.),
                         Initial Term Loan, 5.595% (LIBOR + 325 bps), 2/13/25                 $     610,024
      565,060            Guggenheim Partners Investment Management Holdings
                         LLC, Term B Loan, 5.095% (LIBOR + 275 bps), 7/21/23                        565,201
                                                                                              --------------
                         Total Securities & Trusts                                            $   1,175,225
------------------------------------------------------------------------------------------------------------
                         Telecommunications -- 4.5%
    2,520,428            CenturyLink, Inc., Initial Term B Loan, 5.095% (LIBOR +
                         275 bps), 1/31/25                                                    $   2,454,266
      194,500            Commscope, Inc., Tranche 5 Term Loan, 4.345% (LIBOR +
                         200 bps), 12/29/22                                                         191,824
    1,591,237            Frontier Communications Corp., Term B-1 Loan, 6.1%
                         (LIBOR + 375 bps), 6/15/24                                               1,519,622
      947,198            GCI Holdings, Inc., New Term B Loan, 4.595% (LIBOR +
                         225 bps), 2/2/22                                                           938,910
      986,426            Go Daddy Operating Co., LLC (GD Finance Co, Inc.),
                         Tranche B-1 Term Loan, 4.595% (LIBOR +
                         225 bps), 2/15/24                                                          977,488
    1,243,406            Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                         4.556% (LIBOR + 225 bps), 2/22/24                                        1,230,195
    1,125,000            Plantronics, Inc., Initial Term B Loan, 4.845% (LIBOR +
                         250 bps), 7/2/25                                                         1,109,531
      250,000            Securus Technologies Holdings, Inc., Second Lien Term
                         Loan, 10.595% (LIBOR + 825 bps), 11/1/25                                   248,854
      248,125            Securus Technologies Holdings, Inc., Term Loan, 6.845%
                         (LIBOR + 450 bps), 11/1/24                                                 246,264
      350,000            Sprint Communications, Inc., 2018 Incremental Term Loan,
                         5.375% (LIBOR + 300 bps), 2/2/24                                           347,703
    2,541,350            Sprint Communications, Inc., Initial Term Loan, 4.875%
                         (LIBOR + 250 bps), 2/2/24                                                2,510,642
    1,117,713            Virgin Media Bristol LLC, Facility K, 4.807% (LIBOR +
                         250 bps), 1/15/26                                                        1,105,576

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 31

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Telecommunications -- (continued)
      541,598            Windstream Services LLC (fka Windstream Corp.), 2016
                         Term Loan Tranche B-6, 6.31% (LIBOR +
                         400 bps), 3/29/21                                                    $     505,853
                                                                                              --------------
                         Total Telecommunications                                             $  13,386,728
------------------------------------------------------------------------------------------------------------
                         Transport -- 1.9%
    1,500,000            Deck Chassis Acquisition, Inc., Second Lien Initial
                         Term Loan, 8.527% (LIBOR + 600 bps), 6/15/23                         $   1,503,750
    1,943,067            Livingston International, Inc., First Lien Refinancing
                         Term B-3 Loan, 8.136% (LIBOR + 575 bps), 3/20/20                         1,938,209
    1,156,251            Navios Maritime Partners LP, Initial Term Loan, 7.34%
                         (LIBOR + 500 bps), 9/14/20                                               1,157,697
      319,562            Patriot Container Corp., First Lien Closing Date Term
                         Loan, 5.815% (LIBOR + 350 bps), 3/20/25                                    320,361
      762,000            Syncreon Global Finance, Inc., Term Loan, 6.777%
                         (LIBOR + 425 bps), 10/28/20                                                691,515
                                                                                              --------------
                         Total Transport                                                      $   5,611,532
------------------------------------------------------------------------------------------------------------
                         Transportation -- 1.3%
      861,682            DynCorp International, Inc., Term Loan B2, 8.303%
                         (LIBOR + 600 bps), 7/7/20                                            $     863,298
      725,000            Envision Healthcare Corp., Initial Term Loan, 6.095%
                         (LIBOR + 375 bps), 10/10/25                                                697,631
      396,001            PODS LLC, Tranche B-4 Term Loan, 5.068% (LIBOR +
                         275 bps), 12/6/24                                                          390,184
    1,803,863            YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.845%
                         (LIBOR + 850 bps), 7/26/22                                               1,799,354
                                                                                              --------------
                         Total Transportation                                                 $   3,750,467
------------------------------------------------------------------------------------------------------------
                         Utilities -- 2.9%
    1,137,565            APLP Holdings, Ltd., Partnership, Term Loan, 5.095%
                         (LIBOR + 275 bps), 4/13/23                                           $   1,129,511
    1,439,125            Calpine Construction Finance Co., LP, Term B Loan,
                         4.845% (LIBOR + 250 bps), 1/15/25                                        1,417,538
    1,202,062            Calpine Corp., Term Loan, 4.89% (LIBOR +
                         250 bps), 1/15/24                                                        1,181,683
      720,653            Compass Power Generation LLC, Tranche B-1 Term Loan,
                         5.845% (LIBOR + 350 bps), 12/20/24                                         722,995
      132,015            Helix Gen Funding LLC, Term Loan, 6.095% (LIBOR +
                         375 bps), 6/3/24                                                           122,114
      860,381            NRG Energy, Inc., Term Loan, 4.136% (LIBOR +
                         175 bps), 6/30/23                                                          851,400
    1,277,946            TerraForm AP Acquisition Holdings LLC, Term Loan, 6.636%
                         (LIBOR + 425 bps), 6/27/22                                               1,268,361
    1,226,792            TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                         6.095% (LIBOR + 375 bps), 10/2/23                                        1,218,235

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Utilities -- (continued)
      440,020            Vistra Operations Co., LLC (fka Tex Operations Co.,
                         LLC), Initial Term Loan, 4.345% (LIBOR +
                         200 bps), 8/4/23                                                     $     434,416
                                                                                              --------------
                         Total Utilities                                                      $   8,346,253
------------------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                         (Cost $410,487,199)                                                  $ 401,318,375
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------
                         COMMON STOCKS -- 0.1% of Net Assets
                         Biotechnology -- 0.0%+
        2,454(d)         Progenics Pharmaceuticals, Inc.                                      $      12,736
                                                                                              --------------
                         Total Biotechnology                                                  $      12,736
------------------------------------------------------------------------------------------------------------
                         Health Care Technology -- 0.0%+
      209,625^(d)        Medical Card System, Inc.                                            $       2,096
                                                                                              --------------
                         Total Health Care Technology                                         $       2,096
------------------------------------------------------------------------------------------------------------
                         Interactive Media & Services -- 0.0%+
        1,242(d)         Solocal Group SA                                                     $         877
                                                                                              --------------
                         Total Interactive Media & Services                                   $         877
------------------------------------------------------------------------------------------------------------
                         Specialty Retail -- 0.1%
       91,346^(d)        Targus Cayman SubCo., Ltd.                                           $     190,000
                                                                                              --------------
                         Total Specialty Retail                                               $     190,000
------------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                         (Cost $334,201)                                                      $     205,709
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         ASSET BACKED SECURITY -- 0.2% of Net Assets
      500,000(a)         Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                         5.814% (1 Month USD LIBOR + 350 bps),
                         4/10/30 (144A)                                                       $     502,178
------------------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITY
                         (Cost $503,250)                                                      $     502,178
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 33

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-----------------------------------------------------------------------------------------------------------
                         CORPORATE BONDS -- 5.9% of Net Assets
                         Airlines -- 0.1%
      365,000            Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                         3/15/20 (144A)                                                       $     366,369
                                                                                              -------------
                         Total Airlines                                                       $     366,369
-----------------------------------------------------------------------------------------------------------
                         Banks -- 0.4%
    1,100,000(e)(f)      BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                         631 bps) (144A)                                                      $   1,127,500
                                                                                              -------------
                         Total Banks                                                          $   1,127,500
-----------------------------------------------------------------------------------------------------------
                         Chemicals -- 0.2%
      758,000            Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                         4/1/25 (144A)                                                        $     701,150
                                                                                              -------------
                         Total Chemicals                                                      $     701,150
-----------------------------------------------------------------------------------------------------------
                         Commercial Services -- 0.3%
      900,000            United Rentals North America, Inc., 4.625%, 7/15/23                  $     894,375
                                                                                              -------------
                         Total Commercial Services                                            $     894,375
-----------------------------------------------------------------------------------------------------------
                         Diversified Financial Services -- 0.6%
    1,700,000            Avation Capital SA, 6.5%, 5/15/21 (144A)                             $   1,704,250
                                                                                              -------------
                         Total Diversified Financial Services                                 $   1,704,250
-----------------------------------------------------------------------------------------------------------
                         Forest Products & Paper -- 0.5%
    1,515,000            Schweitzer-Mauduit International, Inc., 6.875%,
                         10/1/26 (144A)                                                       $   1,488,487
                                                                                              -------------
                         Total Forest Products & Paper                                        $   1,488,487
-----------------------------------------------------------------------------------------------------------
                         Healthcare-Services -- 0.2%
      500,000            CHS/Community Health Systems, Inc., 6.25%, 3/31/23                   $     463,750
       48,000            CHS/Community Health Systems, Inc., 8.125%,
                         6/30/24 (144A)                                                              36,960
                                                                                              -------------
                         Total Healthcare-Services                                            $     500,710
-----------------------------------------------------------------------------------------------------------
                         Media -- 0.4%
      300,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                               $     287,715
    1,000,000            Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                               964,490
                                                                                              -------------
                         Total Media                                                          $   1,252,205
-----------------------------------------------------------------------------------------------------------
                         Oil & Gas -- 0.5%
      245,000            Gulfport Energy Corp., 6.625%, 5/1/23                                $     237,650
    1,300,000            Resolute Energy Corp., 8.5%, 5/1/20                                      1,310,400
                                                                                              -------------
                         Total Oil & Gas                                                      $   1,548,050
-----------------------------------------------------------------------------------------------------------
                         Oil & Gas Services -- 0.7%
    1,000,000            Archrock Partners LP/Archrock Partners Finance Corp.,
                         6.0%, 10/1/22                                                        $     975,000

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         Oil & Gas Services -- (continued)
    1,000,000            FTS International, Inc., 6.25%, 5/1/22                               $     940,000
                                                                                              --------------
                         Total Oil & Gas Services                                             $   1,915,000
------------------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 0.3%
    1,000,000            Valeant Pharmaceuticals International, Inc., 5.5%,
                         11/1/25 (144A)                                                       $     982,500
                                                                                              --------------
                         Total Pharmaceuticals                                                $     982,500
------------------------------------------------------------------------------------------------------------
                         Retail -- 0.1%
      208,000            Penske Automotive Group, Inc., 3.75%, 8/15/20                        $     207,220
                                                                                              --------------
                         Total Retail                                                         $     207,220
------------------------------------------------------------------------------------------------------------
                         Telecommunications -- 1.0%
    1,000,000            Frontier Communications Corp., 11.0%, 9/15/25                        $     705,000
      750,000            Hughes Satellite Systems Corp., 5.25%, 8/1/26                              699,375
    2,000,000            Windstream Services LLC/Windstream Finance Corp.,
                         8.625%, 10/31/25 (144A)                                                  1,850,000
                                                                                              --------------
                         Total Telecommunications                                             $   3,254,375
------------------------------------------------------------------------------------------------------------
                         Transportation -- 0.6%
    1,000,000(a)         Golar LNG Partners LP, 7.053% (3 Month USD LIBOR +
                         440 bps), 5/22/20                                                    $     987,500
      800,000(a)         Golar LNG Partners LP, 8.866% (3 Month USD LIBOR +
                         625 bps), 5/18/21 (144A)                                                   800,000
                                                                                              --------------
                         Total Transportation                                                 $   1,787,500
------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS
                         (Cost $18,297,395)                                                   $  17,729,691
------------------------------------------------------------------------------------------------------------
                         INSURANCE-LINKED SECURITIES --
                         2.4% of Net Assets (i)
                         Catastrophe Linked Bonds -- 0.5%
                         Earthquakes -- California -- 0.1%
      250,000(a)         Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                       $     246,000
------------------------------------------------------------------------------------------------------------
                         Earthquakes -- U.S. -- 0.1%
      250,000(a)         Golden State Re, 0.5% (3 Month USD LIBOR + 220 bps),
                         1/8/23 (144A)                                                        $     250,000
------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. -- 0.3%
      250,000(a)         Kilimanjaro Re, 9.11% (3 Month U.S. Treasury Bill +
                         675 bps), 12/6/19 (144A)                                             $     250,525
      250,000(a)         Kilimanjaro Re, 11.61% (3 Month U.S. Treasury Bill +
                         925 bps), 12/6/19 (144A)                                                   253,525
      400,000(a)         Kilimanjaro II Re, 8.021% (6 Month USD LIBOR +
                         572 bps), 4/20/21 (144A)                                                   398,600
                                                                                              --------------
                                                                                              $     902,650
                                                                                              --------------
                         Total Catastrophe Linked Bonds                                       $   1,398,650
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 35

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-----------------------------------------------------------------------------------------------------------
                         Collateralized Reinsurance -- 0.6%
                         Earthquakes -- California -- 0.2%
      300,000+(g)        Resilience Re, Variable Rate Notes, 1/8/19 (144A)                    $     300,000
      250,000+(g)        Resilience Re, Variable Rate Notes, 4/8/19                                 250,000
                                                                                              -------------
                                                                                              $     550,000
-----------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- 0.2%
      272,363+(g)        Kilarney Re 2018, Variable Rate Notes, 4/15/19                       $     277,266
      300,000+(g)        Resilience Re, Variable Rate Notes, 5/1/19                                   3,000
      250,000+(g)        Resilience Re, Variable Rate Notes, 10/15/19                               264,225
                                                                                              -------------
                                                                                              $     544,491
-----------------------------------------------------------------------------------------------------------
                         Windstorm -- Florida -- 0.1%
      250,000+(g)        Formby Re 2018, Variable Rate Notes, 6/15/19                         $     249,606
       86,906+(g)        Formby Re 2018-2, Variable Rate Notes, 12/31/18                             88,380
                                                                                              -------------
                                                                                              $     337,986
-----------------------------------------------------------------------------------------------------------
                         Windstorm -- U.S. Regional -- 0.1%
      250,000+(g)        Promissum Re 2018, Variable Rate Notes, 6/15/19                      $     248,750
                                                                                              -------------
                         Total Collateralized Reinsurance                                     $   1,681,227
-----------------------------------------------------------------------------------------------------------
                         Industry Loss Warranties -- 0.1%
                         Multiperil -- U.S. -- 0.1%
      400,000+(g)        Pinehurst Re 2018, Variable Rate Notes, 1/15/19                      $     400,469
                                                                                              -------------
                         Total Industry Loss Warranties                                       $     400,469
-----------------------------------------------------------------------------------------------------------
                         Reinsurance Sidecars -- 1.2%
                         Multiperil -- U.S. -- 0.1%
      250,000+(g)        Carnoustie Re 2016, Variable Rate Notes, 11/30/20                    $       6,750
      250,000+(g)        Carnoustie Re 2017, Variable Rate Notes, 11/30/21                           63,550
      250,000+(g)        Harambee Re 2018, Variable Rate Notes, 12/31/21                            225,375
                                                                                              -------------
                                                                                              $     295,675
-----------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- 1.1%
    1,270,809+(g)        Berwick Re 2018-1, Variable Rate Notes, 12/31/21                     $   1,208,449
      400,000+(g)        Eden Re II, Variable Rate Notes, 3/22/22 (144A)                            420,600
      250,000+(g)        Gleneagles Re 2016, Variable Rate Notes, 11/30/20                           15,500
      250,000+(g)        Limestone Re 2018, Variable Rate Notes, 3/1/22                             252,525
      300,000+(g)        Lorenz Re 2018, Variable Rate Notes, 7/1/21                                290,400
      250,000+(g)        Madison Re 2016, Variable Rate Notes, 3/31/19                                6,950
      300,000+(g)        Merion Re 2018-2, Variable Rate Notes, 12/31/21                            292,581
      400,000+(g)        Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                             1,960
      400,000+(g)        Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                           389,409
      400,000+(g)        Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                             349,976
      400,000+(g)        St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                          27,120

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Annual Report | 11/30/18

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-----------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- (continued)
      347,597+(g)        St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                   $      34,204
      253,645+(g)        Woburn Re 2018, Variable Rate Notes, 12/31/21                              203,423
                                                                                              -------------
                                                                                              $   3,493,097
                                                                                              -------------
                         Total Reinsurance Sidecars                                           $   3,788,772
-----------------------------------------------------------------------------------------------------------
                         TOTAL INSURANCE-LINKED SECURITIES
                         (Cost $7,389,218)                                                    $   7,269,118
-----------------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                         3.2% of Net Assets
    2,000,000(h)         U.S. Treasury Bills, 12/18/18                                        $   1,998,192
    5,570,000(h)         U.S. Treasury Bills, 12/26/18                                            5,561,913
    2,245,000(h)         U.S. Treasury Bills, 1/24/19                                             2,237,614
-----------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $9,796,524)                                                    $   9,797,719
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------------
                         INVESTMENT COMPANIES -- 1.7% of Net Assets
       50,000            Invesco Senior Income Trust                                          $     205,500
       40,000            BlackRock Floating Rate Income Strategies Fund, Inc.                       506,800
       30,000            Eaton Vance Floating-Rate Income Trust                                     402,300
       50,000            First Trust Senior Floating Rate Income Fund II                            592,500
       42,000            Invesco Senior Loan ETF (formerly, PowerShares Senior
                         Loan Portfolio)                                                            951,720
       27,000            iShares iBoxx $ High Yield Corporate Bond ETF                            2,257,200
-----------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENT COMPANIES
                         (Cost $5,127,287)                                                    $   4,916,020
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 37

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENTS --
                         1.6% of Net Assets
                         REPURCHASE AGREEMENTS -- 1.6%
    1,155,000            $1,155,000 Royal Bank of Canada, 2.28%, dated
                         11/30/18 plus accrued interest on 12/3/18
                         collateralized by $1,178,324
                         Federal National Mortgage Association,
                         4.5%, 2/1/48                                                         $   1,155,000
    1,155,000            $1,155,000 ScotiaBank, 2.28%, dated 11/30/18
                         plus accrued interest on 12/3/18 collateralized
                         by $1,178,324 Federal National Mortgage
                         Association, 4.0%, 1/1/47                                                1,155,000
    1,155,000            $1,155,000 TD Securities USA LLC, 2.27%,
                         dated 11/30/18 plus accrued interest on 12/3/18
                         collateralized by $1,178,100 Freddie Mac Giant,
                         3.5%, 8/1/47                                                             1,155,000
    1,155,000            $1,155,000 TD Securities USA LLC, 2.29%,
                         dated 11/30/18 plus accrued interest on 12/3/18
                         collateralized by $1,178,100 Freddie Mac Giant,
                         3.5%, 8/1/47                                                             1,155,000
                                                                                              --------------
                                                                                              $   4,620,000
------------------------------------------------------------------------------------------------------------
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $4,620,000)                                                    $   4,620,000
------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED
                         ISSUERS -- 149.8%
                         (Cost $456,555,074)                                                  $ 446,358,810
------------------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- (49.8)%                              $(148,455,692)
------------------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                                 $ 297,903,118
============================================================================================================

bps          Basis Points.

LIBOR        London Interbank Offered Rate.

PRIME        U.S. Federal Funds Rate.

ZERO         Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2018, the value of these securities amounted to $12,930,849, or 4.3% of net assets.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Annual Report | 11/30/18

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a) Floating rate note. Coupon rate, reference index and spread shown at November 30, 2018.

(b) This term loan will settle after November 30, 2018, at which time the interest rate will be determined.

(c) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(d)          Non-income producing security.

(e) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at November 30, 2018.

(f)          Security is perpetual in nature and has no stated maturity date.

(g)          Rate to be determined.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i)          Securities are restricted as to resale.

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------
                 Obligation                           Annual
Notional         Reference/             Pay/          Fixed     Expiration    Premiums    Unrealized      Market
Amount ($)(1)    Index                  Receive(2)    Rate      Date          Paid        Appreciation    Value
--------------------------------------------------------------------------------------------------------------------
1,045,000        Markit CDX North       Receive       5.00%     6/20/20       $ 55,808    $  172          $ 55,980
                 America High Yield
                 Index Series 24
1,070,400        Markit CDX North       Receive       5.00%     12/20/20        59,360     4,272            63,632
                 America High Yield
                 Index Series 25
--------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                          $115,168    $4,444          $119,612
====================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2018 were as follows:

------------------------------------------------------------------------------------------
                                                    Purchases               Sales
------------------------------------------------------------------------------------------
Long-Term U.S. Government                           $         --            $ 12,346,312
Other Long-Term Securities                          $148,785,306            $150,146,495

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2018, the Trust engaged in purchases of $804,067 and sales of $0 pursuant to these procedures, which resulted in a net realized gain/(loss) of $0.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 39

At November 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $456,723,526 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                                    $  1,267,229
             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                     (11,512,333)
                                                                                            -------------
             Net unrealized depreciation                                                    $(10,245,104)
                                                                                            =============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Annual Report | 11/30/18

The following is a summary of the inputs used as of November 30, 2018, in valuing the Trust's investments.

--------------------------------------------------------------------------------------------------------------
                                              Level 1         Level 2           Level 3         Total
--------------------------------------------------------------------------------------------------------------
Senior Secured Floating
  Rate Loan Interests
  Insurance                                   $       --      $ 10,718,119      $  692,754      $ 11,410,873
  All Other Senior Secured
    Floating Rate Loan Interests                      --       389,907,502              --       389,907,502
Common Stocks
    Health Care Technology                            --                --           2,096             2,096
    Specialty Retail                                  --                --         190,000           190,000
    All Other Common Stocks                       13,613                --              --            13,613
Asset Backed Security                                 --           502,178              --           502,178
Corporate Bonds                                       --        17,729,691              --        17,729,691
Insurance-Linked Securities
  Collateralized Reinsurance
    Earthquakes - California                          --                --         550,000           550,000
    Multiperil - Worldwide                            --                --         544,491           544,491
    Windstorm - Florida                               --                --         337,986           337,986
    Windstorm - U.S. Regional                         --                --         248,750           248,750
  Industry Loss Warranties
    Multiperil - U.S.                                 --                --         400,469           400,469
  Reinsurance Sidecars
    Multiperil - U.S.                                 --                --         295,675           295,675
    Multiperil - Worldwide                            --                --       3,493,097         3,493,097
  All Other Insurance-Linked
    Securities                                        --         1,398,650              --         1,398,650
U.S. Government and
  Agency Obligations                                  --         9,797,719              --         9,797,719
Investment Companies                           4,916,020                --              --         4,916,020
Repurchase Agreements                                 --         4,620,000              --         4,620,000
--------------------------------------------------------------------------------------------------------------
Total Investments in Securities               $4,929,633      $434,673,859      $6,755,318      $446,358,810
==============================================================================================================
Other Financial Instruments
  Swap contracts, at value                    $       --      $    119,612      $       --      $    119,612
--------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments             $       --      $    119,612      $       --      $    119,612
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 41

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                                        Change in
                          Balance          Realized     unrealized                                         Accrued       Balance
                          as of            gain         appreciation                                       discounts/    as of
                          11/30/17         (loss)(1)    (depreciation)(2)    Purchases     Sales           premiums      11/30/18
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured
   Floating Rate
   Loan Interests
 Capital Goods
     Aerospace &
      Defense             $2,257,937       $ 60,417     $ (18,537)           $       --    $(2,302,754)    $ 2,937       $       --
 Health Care
   Equipment &
   Services
     Insurance               731,754(b)       2,143       (23,830)                   --        (60,000)     42,687          692,754
Common Stocks
 Health Care
   Equipment &
   Services
     Household
      Durables               100,000(c)    (449,843)      349,843                    --             --          --               --
     Health Care
      Technology               2,096             --            --                    --             --          --            2,096
 Retailing
   Specialty Retail          179,952(d)          --        10,048                    --             --          --          190,000
Insurance-Linked
 Securities
 Collateralized
   Reinsurance
     Earthquakes -
      California             300,000(a)          --        24,528               225,472             --          --          550,000
     Multiperil -
      Worldwide              262,350(a)          --        57,527               780,579       (555,965)         --          544,491
     Windstorm -
      Florida                     --             --         1,081               336,905             --          --          337,986
     Windstorm -
      U.S. Regional               --             --        14,272               234,478             --          --          248,750
 Industry Loss
   Warranties
     Multiperil - U.S.            --             --        24,731               375,738             --          --          400,469
     Multiperil -
      Worldwide              695,220(a)      24,652       (50,110)                   --       (669,762)         --               --
 Reinsurance
   Sidecars
     Multiperil - U.S.       252,050(a)          --       (43,623)              250,000       (162,752)         --          295,675
     Multiperil -
      Worldwide            1,645,666(a)     (40,000)     (288,422)            3,579,493     (1,403,640)         --        3,493,097
------------------------------------------------------------------------------------------------------------------------------------
Total                     $6,427,025      $(402,631)     $ 57,508            $5,782,665    $(5,154,873)    $45,624       $6,755,318
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Annual Report | 11/30/18

(a) Securities were classified as Corporate Bonds on the November 30, 2017 financial statements.

(b) Security was classified as Health Care Technology on the November 30, 2017 financial statements.

(c) Security was classified as Homebuilding on the November 30, 2017 financial statements.

(d) Security was classified as Computer & Electronics Retail on the November 30, 2017 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the year ended November 30, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at November 30, 2018: $(154,193).

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 43

Statement of Assets and Liabilities | 11/30/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $456,555,074)             $446,358,810
  Cash                                                                             1,894,760
  Foreign currencies, at value (cost $34,135)                                         31,969
  Swaps collateral                                                                   203,178
  Variation margin for centrally cleared swap contracts                                  236
  Swap contracts, at value (net premiums paid $115,168)                              119,612
  Unrealized appreciation on unfunded loan commitments                                   182
  Receivables --
     Investment securities sold                                                    1,103,647
     Interest                                                                      1,319,823
     Dividends                                                                        33,525
  Other assets                                                                            34
---------------------------------------------------------------------------------------------
       Total assets                                                             $451,065,776
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                           $143,450,000
     Investment securities purchased                                               7,684,715
     Distributions                                                                 1,484,290
     Trustees' fees                                                                    4,149
     Interest expense                                                                271,500
  Due to broker for swaps                                                            117,974
  Due to affiliates                                                                   16,435
  Accrued expenses                                                                   133,595
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $153,162,658
---------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                               $363,689,160
  Distributable earnings (loss)                                                  (65,786,042)
---------------------------------------------------------------------------------------------
       Net assets                                                               $297,903,118
---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value
     Based on $297,903,118/24,738,174 shares                                    $      12.04
=============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Statement of Operations

For the Year Ended 11/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                     $25,841,209
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $238)                                                    262,303
-------------------------------------------------------------------------------------------------------
       Total investment income                                                             $26,103,512
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $ 3,143,990
  Administrative expense                                                     149,767
  Transfer agent fees                                                         13,977
  Shareowner communications expense                                            9,090
  Custodian fees                                                              65,994
  Professional fees                                                           74,555
  Printing expense                                                            13,321
  Pricing fees                                                                49,554
  Trustees' fees                                                              18,205
  Insurance expense                                                           11,488
  Interest expense                                                         4,134,125
  Miscellaneous                                                              129,554
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 7,813,620
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $18,289,892
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                 $(4,115,149)
     Forward foreign currency contracts                                       47,458
     Swap contracts                                                          146,965
     Other assets and liabilities denominated in
       foreign currencies                                                    (12,027)      $(3,932,753)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                 $(5,737,791)
     Unfunded loan commitments                                                   182
     Swap contracts                                                         (105,388)
     Other assets and liabilities denominated in
       foreign currencies                                                      5,296       $(5,837,701)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $(9,770,454)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $ 8,519,438
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 45

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                    Year               Year
                                                                    Ended              Ended
                                                                    11/30/18           11/30/17
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $ 18,289,892       $ 17,447,070
Net realized gain (loss) on investments                               (3,932,753)          (711,533)
Change in net unrealized appreciation (depreciation)
  on investments                                                      (5,837,701)          (839,468)
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $  8,519,438       $ 15,896,069
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
($0.72 and $0.73 per share, respectively)                           $(17,811,485)      $(18,009,391)*
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $(17,811,485)      $(18,009,391)
-----------------------------------------------------------------------------------------------------
     Net decrease in net assets                                     $ (9,292,047)      $ (2,113,322)
NET ASSETS:**
Beginning of year                                                   $307,195,165       $309,308,487
-----------------------------------------------------------------------------------------------------
End of year                                                         $297,903,118       $307,195,165
=====================================================================================================

* For the year ended November 30, 2017 distributions to shareowners were presented as net investment income.

** For the year ended November 30, 2017 distributions in excess of net investment income was presented as follows: $(35,437).

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Statement of Cash Flows

For the Year Ended 11/30/18

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                                        $   8,519,438
------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
  Purchases of investment securities                                                          $(327,920,531)
  Proceeds from disposition and maturity of investment securities                               324,990,766
  Net sales of temporary cash investments                                                         3,670,574
  Net accretion and amortization of discount/premium on investment securities                      (815,810)
  Change in unrealized depreciation on investments in unaffiliated issuers                        5,737,791
  Change in unrealized appreciation on unfunded loan commitments                                       (182)
  Change in unrealized appreciation on swap contracts                                               105,388
  Change in unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                                           (5,296)
  Net realized loss on investments in unaffiliated issuers                                        4,115,149
  Net premiums paid on swap contracts                                                               (61,886)
  Decrease in variation margin for centrally cleared swap contracts                                     161
  Increase in swaps collateral                                                                       (2,388)
  Decrease in interest receivable                                                                   635,208
  Decrease in dividends receivable                                                                      224
  Decrease in other assets                                                                            5,611
  Decrease in cash due to broker for swaps                                                          (45,652)
  Decrease in due to affiliates                                                                     (27,249)
  Increase in trustees' fees payable                                                                  1,173
  Decrease in accrued expenses payable                                                             (119,607)
------------------------------------------------------------------------------------------------------------
     Net cash and foreign currencies from operating activities                                $  18,782,882
------------------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Distributions to shareowners                                                                $ (17,811,485)
  Decrease in interest expense payable                                                              (13,096)
------------------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                             $ (17,824,581)
------------------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                             $       5,296
------------------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of year                                                                           $     963,132
------------------------------------------------------------------------------------------------------------
  End of year                                                                                 $   1,926,729
------------------------------------------------------------------------------------------------------------
Supplemental Disclosure of Cash Flow Information:
  Cash paid for interest                                                                      $   4,147,221
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year           Year        Year        Year
                                                                    Ended        Ended          Ended       Ended       Ended
                                                                    11/30/18     11/30/17       11/30/16*   11/30/15*   11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                $  12.42     $  12.50       $  12.30    $  12.82    $  13.06
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income                                             $   0.74     $   0.71       $   0.77    $   0.76    $   0.75
  Net realized and unrealized gain (loss) on investments               (0.40)       (0.06)          0.15       (0.58)      (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
  Net investment income                                             $     --     $     --       $     --    $     --    $  (0.00)(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                             $  (0.34)    $   0.65       $   0.92    $   0.18    $   0.56
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously undistributed
    net investment income                                           $  (0.72)    $  (0.73)(c)   $  (0.72)   $  (0.70)   $  (0.80)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.38)    $  (0.08)      $   0.20    $  (0.52)   $  (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  12.04     $  12.42       $  12.50    $  12.30    $  12.82
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                         $  10.40     $  11.47       $  11.78    $  10.83    $  11.36
====================================================================================================================================
Total return at net asset value (d)                                     3.34%        5.55%          8.31%       1.96%       4.74%
Total return at market value (d)                                       (3.34)%       3.43%         15.92%       1.31%      (2.32)%
Ratios to average net assets of shareowners:
  Total expenses plus interest expense (e)(f)                           2.56%        2.21%          1.96%       1.81%       1.80%
  Net investment income before preferred share distributions            5.98%        5.62%          6.32%       6.00%       5.73%
  Preferred share distributions                                           --%          --%            --%         --%       0.01%
  Net investment income available to shareowners                        5.98%        5.62%          6.32%       6.00%       5.72%
Portfolio turnover                                                        34%          75%            52%         38%         61%
Net assets, end of period (in thousands)                            $297,903     $307,195       $309,308    $304,357    $317,236

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year       Year       Year        Year        Year
                                                                           Ended      Ended      Ended       Ended       Ended
                                                                           11/30/18   11/30/17   11/30/16*   11/30/15*   11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                                $     --   $     --   $     --    $     --    $     --(g)
Asset coverage per preferred share, end of period                          $     --   $     --   $     --    $     --    $     --(g)
Average market value per preferred share (h)                               $     --   $     --   $     --    $     --    $     --(g)
Liquidation value, including dividends payable, per preferred share        $     --   $     --   $     --    $     --    $     --(g)
Total amount of debt outstanding (in thousands)                            $143,450   $143,450   $143,450    $150,450    $155,450
Asset coverage per $1,000 of indebtedness                                  $  3,077   $  3,141   $  3,156    $  3,023    $  3,041
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)   Amount rounds to less than $(0.005) per share.

(c) The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is the part of the Trust's net asset value ("NAV"). A portion of this accumulated net investment income was distributed to shareowners during the period.

(d) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)   Includes interest expense of 1.35%, 0.95%, 0.63%, 0.51% and 0.49%, respectively.

(g)   Preferred shares were redeemed during the period.

(h)   Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 49

Notes to Financial Statements | 11/30/18

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and

50 Pioneer Floating Rate Trust | Annual Report | 11/30/18 ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 51 used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

52 Pioneer Floating Rate Trust | Annual Report | 11/30/18

      At November 30, 2018, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.30% of net assets. The value of these fair valued securities was $884,850.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 53

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2018, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At November 30, 2018, the Trust reclassified $11,415,660 to decrease paid-in capital and $11,415,660 to decrease distributable loss, to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At November 30, 2018, the Trust was permitted to carry forward $1,195,553 of short-term capital losses and $35,790,598 of long-term capital losses without limitation. Additionally, at November 30, 2018, the Trust had a net capital loss carryforward of $18,747,865 that will expire in 2019, if not utilized. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused. The amount of capital loss carryforward that expired unused in 2018 was $11,415,660.

      The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017, were as follows:

      --------------------------------------------------------------------------
                                                          2018             2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                              $17,811,485      $18,009,391
      --------------------------------------------------------------------------
          Total                                    $17,811,485      $18,009,391
      ==========================================================================

54 Pioneer Floating Rate Trust | Annual Report | 11/30/18

      The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  1,679,351
      Capital loss carryforward                                     (55,734,016)
      Other book/tax temporary differences                           (1,537,574)
      Unrealized depreciation                                       (10,193,803)
      --------------------------------------------------------------------------
          Total                                                    $(65,786,042)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax treatment of premium and amortization, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps and partnerships.

E.    Risks

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust's investments in countries with emerging (or developing) markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Trust faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.

      The Trust invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 55

      These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.    Insurance-Linked Securities ("ILS")

      The Trust invests in event-linked bonds and other ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS

56 Pioneer Floating Rate Trust | Annual Report | 11/30/18 may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 57

      Open repurchase agreements as of November 30, 2018 are disclosed in the Trust's Schedule of Investments.

H.    Forward Foreign Currency Contracts

      The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

      At November 30, 2018, the Trust had entered into various forward foreign currency contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended November 30, 2018, was $(170,638). There were no open forward foreign currency contracts at November 30, 2018.

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The

58 Pioneer Floating Rate Trust | Annual Report | 11/30/18

      Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at November 30, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 59

      The average market value of credit default swap contracts open during the year ended November 30, 2018 was $130,118. Open credit default swap contracts at November 30, 2018 are listed in the Schedule of Investments.

J.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan

60 Pioneer Floating Rate Trust | Annual Report | 11/30/18 does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended November 30, 2018 the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.03% of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,435 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2018.

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 61

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2018 was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                Foreign
                       Interest     Credit      Exchange     Equity    Commodity
                       Rate Risk    Risk        Rate Risk    Risk      Risk
--------------------------------------------------------------------------------
Assets:
Swap contracts,
 at value              $ --         $119,612    $ --         $ --      $ --
--------------------------------------------------------------------------------
 Total Value           $ --         $119,612    $ --         $ --      $ --
================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2018 was as follows:

--------------------------------------------------------------------------------------
Statement of Operations
                                                      Foreign
                            Interest     Credit       Exchange     Equity    Commodity
                            Rate Risk    Risk         Rate Risk    Risk      Risk
--------------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Forward foreign
  currency contracts        $ --         $      --    $47,458      $ --      $ --
 Swap contracts               --           146,965         --        --        --
--------------------------------------------------------------------------------------
  Total Value               $ --         $ 146,965    $47,458      $ --      $ --
======================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts             $ --         $(105,388)   $    --      $ --      $ --
--------------------------------------------------------------------------------------
  Total Value               $ --         $(105,388)   $    --      $ --      $ --
======================================================================================

62 Pioneer Floating Rate Trust | Annual Report | 11/30/18

5. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of November 30, 2018, the Trust had the following unfunded loan commitments outstanding:

-----------------------------------------------------------------------------------
                                                                     Unrealized
                                                                     Appreciation
Loan                            Principal    Cost        Value       (Depreciation)
-----------------------------------------------------------------------------------
Access CIG LLC                  $ 77,554     $ 77,203    $ 77,554    $ 351
Globallogic Holdings, Inc.        75,000       74,642      74,717       75
United Seating and
 Mobility LLC                    175,000      174,567     174,344     (223)
Universal Hospital
 Services, Inc.                  635,000      633,433     633,412      (21)
-----------------------------------------------------------------------------------
  Total Value                   $962,554     $959,845    $960,027    $ 182
===================================================================================

6. Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the year ended November 30, 2018 and the year ended November 30, 2017, were as follows:

--------------------------------------------------------------------------------
                                                        11/30/18       11/30/17
--------------------------------------------------------------------------------
Shares outstanding at beginning of year               24,738,174     24,738,174
--------------------------------------------------------------------------------
Shares outstanding at end of year                     24,738,174     24,738,174
================================================================================

7. Credit Agreement

Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 23, 2016, the Trust extended the maturity of the Credit Agreement to November 22, 2019.

At November 30, 2018, the Trust had a borrowing outstanding under the Credit Agreement totaling $143,450,000. The interest rate charged at November 30, 2018 was 3.31%. During the year ended November 30, 2018, the average daily balance was $143,450,000 at an average interest rate of 2.88% . Interest expense of $4,134,125 in connection with the Credit Agreement is included on the Statement of Operations.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 63

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on December 3, 2018 from undistributed and accumulated net investment income of $0.0600 per share payable December 20, 2018, to shareowners of record on December 13, 2018.

64 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended November 30, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended November 30, 2014, November 30, 2015 and November 30, 2016 were audited by another independent registered public accounting firm whose report, dated January 25, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at November 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended November 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 65

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
January 28, 2019

66 Pioneer Floating Rate Trust | Annual Report | 11/30/18

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 96.35%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. ("the Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 67 statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Trust, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

68 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Results of Shareholder Meeting

At the annual meeting held on September 20, 2018, shareholders of the Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 - To elect three Class III Trustees

--------------------------------------------------------------------------------
Nominee                                   For                     Withheld
--------------------------------------------------------------------------------
Thomas J. Perna                           20,971,870              2,446,637
--------------------------------------------------------------------------------
Marguerite A. Piret                       22,545,150                873,357
--------------------------------------------------------------------------------
Fred J. Ricciardi                         22,549,241                869,266
--------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 69

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Floating Rate Trust (the "Trust") pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.

The contract review process began in January 2018 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018.In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2018, the Trustees, among other things, reviewed the Trust's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

70 Pioneer Floating Rate Trust | Annual Report | 11/30/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM's investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Trust, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Trust's benchmark index. They also discuss the Trust's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 71

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Trust and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Trust.

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

72 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Trust, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 73

Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

74 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 75

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and  Term of Office and                                       Other Directorships
Held With the Trust       Length of Service   Length of Service   Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)      Class III Trustee   Trustee since       Private investor (2004 - 2008 and    Director, Broadridge
Chairman of the Board     since 2006. Term    2006. Serves until  2013 - present); Chairman (2008 -    Financial Solutions, Inc.
and Trustee               expires in 2021.    a successor trustee 2013) and Chief Executive Officer    (investor communications and
                                              is elected or       (2008 - 2012), Quadriserv, Inc.      securities processing
                                              earlier retirement  (technology products for securities  provider for financial
                                              or removal.         lending industry); and Senior        services industry) (2009 -
                                                                  Executive Vice President, The Bank   present); Director,
                                                                  of New York (financial and           Quadriserv, Inc. (2005 -
                                                                  securities services) (1986 - 2004)   2013); and Commissioner,
                                                                                                       New Jersey State Civil
                                                                                                       Service Commission (2011 -
                                                                                                       2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)        Class I Trustee     Trustee since       Managing Partner, Federal City       Director of New York
Trustee                   since 2005. Term    2005. Serves until  Capital Advisors (corporate          Mortgage Trust (publicly-
                          expires in 2019.    a successor trustee advisory services company) (1997 -   traded mortgage REIT)
                                              is elected or       2004 and 2008 - present); Interim    (2004 - 2009, 2012 -
                                              earlier retirement  Chief Executive Officer, Oxford      present); Director of The
                                              or removal.         Analytica, Inc. (privately held      Swiss Helvetia Fund, Inc.
                                                                  research and consulting company)     (closed-end fund) (2010 -
                                                                  (2010); Executive Vice President     2017); Director of Oxford
                                                                  and Chief Financial Officer,         Analytica, Inc. (2008 -
                                                                  I-trax, Inc. (publicly traded        2015); and Director of
                                                                  health care services company)        Enterprise Community
                                                                  (2004 - 2007); and Executive Vice    Investment, Inc.
                                                                  President and Chief Financial        (privately-held affordable
                                                                  Officer, Pedestal Inc. (internet-    housing finance company)
                                                                  based mortgage trading company)      (1985 - 2010)
                                                                  (2000 - 2002); Private Consultant
                                                                  (1995 - 1997); Managing Director,
                                                                  Lehman Brothers (1992 - 1995); and
                                                                  Executive, The World Bank
                                                                  (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Class II Trustee    Trustee since       William Joseph Maier Professor of    Trustee, Mellon
Trustee                   since  2008. Term   2008. Serves until  Political Economy, Harvard           Institutional Funds
                          expires in 2020.    a successor trustee University (1972 - present)          Investment Trust and Mellon
                                              is elected or                                            Institutional Funds Master
                                              earlier retirement                                       Portfolio (oversaw 17
                                              or removal.                                              portfolios in fund complex)
                                                                                                       (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Floating Rate Trust | Annual Report | 11/30/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and  Term of Office and                                       Other Directorships
Held With the Trust       Length of Service   Length of Service   Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71) Class II Trustee    Trustee since       Founding Director, Vice-President    None
Trustee                   since  2003. Term   2004. Serves until  and Corporate Secretary, The
                          expires in 2020.    a successor trustee Winthrop Group, Inc. (consulting
                                              is elected or       firm) (1982 - present); Desautels
                                              earlier retirement  Faculty of Management, McGill
                                              or removal.         University (1999 - 2017); and
                                                                  Manager of Research Operations and
                                                                  Organizational Learning, Xerox
                                                                  PARC, Xerox's advance research
                                                                  center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Class I Trustee     Trustee since       Chief Investment Officer, 1199       None
Trustee                   since 2015. Term    2017. (Advisory     SEIU Funds (healthcare workers
                          expires in 2019.    Trustee from        union pension funds) (2001 -
                                              2014 - 2017)        present); Vice President -
                                              Serves until a      International Investments Group,
                                              successor trustee   American International Group, Inc.
                                              is elected or       (insurance company) (1993 - 2001);
                                              earlier retirement  Vice President - Corporate Finance
                                              or removal.         and Treasury Group, Citibank, N.A.
                                                                  (1980 - 1986 and 1990 - 1993); Vice
                                                                  President - Asset/Liability
                                                                  Management Group, Federal Farm
                                                                  Funding Corporation (government-
                                                                  sponsored issuer of debt
                                                                  securities) (1988 - 1990); Mortgage
                                                                  Strategies Group, Shearson Lehman
                                                                  Hutton, Inc. (investment bank)
                                                                  (1987 - 1988); and Mortgage
                                                                  Strategies Group, Drexel Burnham
                                                                  Lambert, Ltd. (investment bank)
                                                                  (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Class III Trustee   Trustee since       President and Chief Executive        Director of New America High
Trustee                   since 2003. Term    2004. Serves until  Officer, Newbury Piret Company       Income Fund, Inc.
                          expires in 2021.    a successor trustee (investment banking firm)            (closed-end investment
                                              is elected or       (1981 - present)                     company) (2004 - present);
                                              earlier retirement                                       and Member, Board of
                                              or removal.                                              Governors, Investment
                                                                                                       Company Institute
                                                                                                       (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Class III Trustee   Trustee since       Consultant (investment company       None
Trustee                   since 2014. Term    2014. Serves until  services) (2012 - present);
                          expires in 2021.    a successor trustee Executive Vice President, BNY
                                              is elected or       Mellon (financial and investment
                                              earlier retirement  company services) (1969 - 2012);
                                              or removal.         Director, BNY International
                                                                  Financing Corp. (financial
                                                                  services) (2002 - 2012); and
                                                                  Director, Mellon Overseas
                                                                  Investment Corp. (financial
                                                                  services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 77

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                         Other Directorships
Held With the Trust         Length of Service     Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Class I Trustee       Director, CEO and President of Amundi Pioneer Asset  None
Trustee, President and      since 2014. Term      Management USA, Inc. (since September 2014);
Chief Executive Officer     expires in 2019.      Director, CEO and President of Amundi Pioneer Asset
                                                  Management, Inc. (since September 2014); Director,
                                                  CEO and President of Amundi Pioneer Distributor,
                                                  Inc. (since September 2014); Director, CEO and
                                                  President of Amundi Pioneer Institutional Asset
                                                  Management, Inc. (since September 2014); Chair,
                                                  Amundi Pioneer Asset Management USA, Inc., Amundi
                                                  Pioneer Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and Director
                                                  of Institutional Business, CEO of International,
                                                  Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Class II Trustee      Director and Executive Vice President (since 2008)   None
Trustee                     since 2014. Term      and Chief Investment Officer, U.S. (since 2010) of
                            expires in 2020.      Amundi Pioneer Asset Management USA, Inc.;
                                                  Executive Vice President and Chief Investment
                                                  Officer, U.S. of Amundi Pioneer (since 2008);
                                                  Executive Vice President of Amundi Pioneer
                                                  Institutional Asset Management, Inc. (since 2009);
                                                  and Portfolio Manager of Amundi Pioneer
                                                  (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

78 Pioneer Floating Rate Trust | Annual Report | 11/30/18

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                         Other Directorships
Held With the Trust         Length of Service     Principal Occupation                                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2004. Serves    Vice President and Associate General Counsel of      None
Secretary and               at the discretion     Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         of the Board          Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of the
                                                  Pioneer Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of Amundi Pioneer
                                                  from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since     None
Assistant Secretary         at the discretion     December 2006 and Assistant Secretary of all the
                            of the Board          Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003 to
                                                  November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013      None
Assistant Secretary         at the discretion     and Assistant Secretary of all the Pioneer Funds
                            of the Board          since June 2010; and Counsel of Amundi Pioneer from
                                                  June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)        Since 2008. Serves    Vice President - Fund Treasury of Amundi Pioneer;    None
Treasurer and Chief         at the discretion     Treasurer of all of the Pioneer Funds since March
Financial and               of the Board          2008; Deputy Treasurer of Amundi Pioneer from
Accounting Officer                                March 2004 to February 2008; and Assistant
                                                  Treasurer of all of the Pioneer Funds from
                                                  March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2004. Serves    Director - Fund Treasury of Amundi Pioneer; and      None
Assistant Treasurer         at the discretion     Assistant Treasurer of all of the Pioneer Funds
                            of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2004. Serves    Senior Manager - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer         at the discretion     and Assistant Treasurer of all of the Pioneer Funds
                            of the Board

------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer     None
Assistant Treasurer         at the discretion     since November 2008; Assistant Treasurer of all of
                            of the Board          the Pioneer Funds since January 2009; and Client
                                                  Service Manager - Institutional Investor Services
                                                  at State Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 79

Trust Officers (continued)

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                         Other Directorships
Held With the Trust         Length of Service     Principal Occupation                                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)            Since 2018. Serves    Managing Director, Chief Compliance Officer of       None
Chief Compliance Officer    at the discretion     Amundi Pioneer Asset Management; Amundi Pioneer
                            of the Board          Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer Distributor,
                                                  Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2006. Serves    Vice President - Investor Services Group of Amundi   None
Anti-Money                  at the discretion     Pioneer and Anti-Money Laundering Officer of all
Laundering Officer          of the Board          the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Floating Rate Trust | Annual Report | 11/30/18

                          This page is for your notes.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 81

                          This page is for your notes.

82 Pioneer Floating Rate Trust | Annual Report | 11/30/18

                          This page is for your notes.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/18 83

This page is for your notes.

84 Pioneer Floating Rate Trust | Annual Report | 11/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website                                                  www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19447-12-0119


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $55,000 payable to Ernst & Young LLP for the year ended
November 30, 2018 and $55,000
for the year ended November 30, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $10,115
payable to Ernst & Young LLP for the year ended
November 30, 2018 and $10,115
for the year ended November 30, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended
November 30, 2018 and $10,115 for the year ended November 30, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


	            Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.




ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2018. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Jonathan Sharkey     Other Registered Investment
                     Companies                                  3          6,808,573                 N/A             N/A
                     Other Pooled Investment Vehicles           2            395,532                 N/A             N/A
                     Other Accounts                             2             94,814                 N/A             N/A
-------------------  ---------------------------------- -----------        ---------    ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of November 30, 2018 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Jonathan Sharkey             A
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 30, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 30, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 30, 2019

* Print the name and title of each signing officer under his or her signature.